(As filed with the Securities and Exchange Commission on July 23, 2008)

Securities Act File No. 333-

Investment Company Act File No. 811-21061

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

Registration Statement Under The Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

Registration Statement Under The Investment Company Act of 1940	☒
Amendment No.	☐

(check appropriate box or boxes)

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

(Exact Name of Registrant as Specified in Charter)

c/o Aetos Capital, LLC

875 Third Avenue

New York, New York

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 201-2500

Michael Klein

Aetos Capital, LLC

New York, New York

(Name and Address of Agent for Service)

With a copy to:

Leonard B. Mackey, Jr., Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price	Amount Of Registration Fee*
Limited Liability Company Interests	$1,500,000,000	$58,950.00

*	Previously Paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

c/o Aetos Alternatives Management, LLC

875 Third Avenue

New York, NY 10022

(212) 201-2500

NOTICE OF SPECIAL MEETING OF MEMBERS TO BE HELD [•], 2008

To the Members of Aetos Capital Market Neutral Strategies Fund, LLC and Aetos Capital Multi-Strategy Arbitrage Fund, LLC:

Notice is hereby given of a Special Meeting of the members of Aetos Capital Market Neutral Strategies Fund, LLC (“Market Neutral”) and Aetos Capital Multi-Strategy Arbitrage Fund, LLC (“Multi-Strategy”; with each of Market Neutral and Multi-Strategy being a “Fund”) to be held at the offices of Aetos Alternatives Management, LLC, 875 Third Avenue, New York, New York 10022, on [—], 2008, at [—] a.m., New York time, and any adjournments thereof (the “Meeting”), for the following purposes:

1. To consider and vote upon (i) an Agreement and Plan of Merger, dated [—], 2008 (the “Merger Agreement”), between Market Neutral and Multi-Strategy, pursuant to which Multi-Strategy and Market Neutral will merge, following which Multi-Strategy will be the surviving entity, and Market Neutral will be terminated as a registered investment company (the “Merger”), and (ii) the Merger; and

2. To act upon such other matters as may properly come before the Meeting.

The Merger is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Merger Agreement is attached as Exhibit A thereto. Members of record at the close of business on [—], 2008 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your Interests to be voted. The Boards of Managers of Market Neutral and Multi-Strategy recommend that you vote in favor of the Merger. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Managers,

Harold Schaaff
Vice President and Secretary of the Funds

[—], 2008

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum at your respective Meeting by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at each Meeting. The enclosed envelope requires no postage if mailed in the United States.

This Proxy Statement also constitutes a Prospectus of Multi-Strategy, which is dated [•], 2008, filed by Multi-Strategy with the Securities and Exchange Commission (the “Commission”) as part of its Registration Statement on Form N-14 (the “Registration Statement”).

This Proxy Statement and Prospectus sets forth concisely information about Multi-Strategy that members of Market Neutral should know before voting on the Merger Agreement and the Merger. A

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copy of the Prospectus for Multi-Strategy dated May 30, 2008, as may be supplemented from time to time, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and incorporated herein by reference is the Funds’ Annual Report for the fiscal year ended January 31, 2008. A Statement of Additional Information relating to the Merger, described in this Proxy Statement and Prospectus, dated [—], 2008, has been filed with the Commission and is also incorporated herein by reference. Information about Market Neutral is included in this Proxy Statement and Prospectus and incorporated herein by reference from the Funds’ Annual Report for the fiscal year ended January 31, 2008. Such documents, as well as additional information about Multi-Strategy and Market Neutral, have been filed with the Commission and are available upon request without charge by calling (212) 201-2500 or by visiting the Commission’s website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated [—], 2008.

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TABLE OF CONTENTS

PROXY STATEMENT AND PROSPECTUS

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AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

c/o Aetos Alternatives Management, LLC

875 Third Avenue

New York, NY 10022

(212) 201-2500

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Members

to be Held [—], 2008

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the members of Aetos Capital Market Neutral Strategies Fund, LLC (“Market Neutral”) and Aetos Capital Multi-Strategy Arbitrage Fund, LLC (“Multi-Strategy”), non-diversified, closed-end management investment companies, in connection with the solicitation by the Board of Managers of each of Market Neutral and Multi-Strategy (each, a “Board”) of proxies to be used at the Special Meeting of Members of each of Market Neutral and Multi-Strategy to be held at the offices of Aetos Alternatives Management, LLC, 875 Third Avenue, New York, New York 10022, on [—], 2008, at [—] a.m., New York time, and [—] a.m. New York Time, respectively, and any adjournments thereof (each, a “Meeting” and together, the “Meetings”). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about [—], 2008.

At each Meeting, Market Neutral and Multi-Strategy members (“Members”), respectively, will consider and vote upon (i) an Agreement and Plan of Merger, dated [—], 2008 (the “Merger Agreement”), between Market Neutral and Multi-Strategy, pursuant to which Multi-Strategy and Market Neutral will merge, following which Multi-Strategy will be the surviving entity, and Market Neutral will be terminated as a registered investment company and its separate existence as a Delaware limited liability company will cease (the “Merger”), and (ii) the Merger contemplated thereby. Further information relating to Multi-Strategy is set forth herein and in Multi-Strategy’s current Prospectus, dated May 30, 2008 (“Multi-Strategy’s Prospectus”), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

Market Neutral and Multi-Strategy are non-diversified, closed-end management investment companies. It is proposed that, upon approval of the Merger Agreement and the Merger, Members of Market Neutral would receive, on the date of the Merger, Interests (as defined herein) of Multi-Strategy equal to the aggregate net asset value of their holdings in Market Neutral as of the Valuation Date (as defined herein) as described in Section 1.03 of the Merger Agreement. The information concerning Market Neutral and Multi-Strategy contained herein has been supplied by Market Neutral and Multi-Strategy, respectively. Each of Market Neutral and Multi-Strategy is referred to herein as a “Fund” and together as the “Funds.” The limited liability company surviving the Merger is referred to as the “Combined Fund.”

Record Date; Interest Information

The Board of each Fund has fixed the close of business on [—], 2008 as the record date (the “Record Date”) for the determination of the Members entitled to notice of, and to vote at the applicable Meeting. As of the Record Date, there was $[—] of limited liability company interests (“Interests”) of Market Neutral and $[—] of Interests of Multi-Strategy, respectively, issued and outstanding, as reflected in the sum of the capital accounts of all Members of Market Neutral and Members of Multi-Strategy, respectively, on such date. Each Member of Market Neutral or Multi-Strategy, as applicable, on the Record Date is entitled to a vote in proportion to the balance of its capital account in the applicable Fund, divided by the sum of capital accounts of all Members of such Fund on such date (each such Member’s “Investment Percentage”). The presence in person or by proxy of Members of Market Neutral or Multi-Strategy, as applicable, holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date will constitute a quorum at the applicable Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding Interests of Market Neutral or Multi-Strategy as of the Record Date:

[To be Updated]

As of April 30, 2008, Rivendale Absolute Return Strategies, Ltd. owned 11.47% of the outstanding Interests of Multi-Strategy. The address of Rivendale Absolute Return Strategies, Ltd. is c/o Fortis Fund Services Ltd., 3701 Cosco Tower, 183 Queen’s Road Central, Hong Kong.

As of April 30, 2008, Chrysler LLC Master Retirement Trust owned 13.37% of the outstanding Interests of Multi-Strategy. The address of Chrysler LLC Master Retirement Trust is 1000 Chrysler Drive, 485-02-20, Auburn Hills, MI 48326.

As of April 30, 2008, AEC Equity Investments I, Ltd. owned 7.03% of the outstanding Interests of Multi-Strategy. The address of AEC Equity Investments I, Ltd. is P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.

As of April 30, 2008, Kaiser Foundation Hospitals owned 11.37% of the outstanding Interests of Multi-Strategy. The address of Kaiser Foundation Hospitals is 1 Kaiser Plaza, 13th Floor Lakeside, Oakland, CA, 94612.

As of the Record Date, the Managers and officers of each of Market Neutral and Multi-Strategy, as a group, owned less than 1% of the outstanding Interests of Market Neutral and Multi-Strategy, respectively.

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Merger Agreement and the Merger unless a choice is indicated to vote against or to abstain from voting on the Merger Agreement and the Merger. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Members, to be presented for consideration at each Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meetings. Abstentions will not count as votes in favor of the Merger Agreement and the Merger. If a Member executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Merger Agreement and the Merger. A Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Market Neutral or Multi-Strategy, as applicable, at Aetos Alternatives Management, LLC (“Aetos” or the “Investment Manager”) 875 Third Avenue, New York, New York

10022; (ii) attending the applicable Meeting and voting in person; or (iii) completing and returning a new Proxy (if returned and received in time to be voted). Attendance at a Meeting will not in and of itself revoke a Proxy for that Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the Merger Agreement and the Merger is not obtained at either Meeting, the persons named as proxies may propose one or more adjournments of the applicable Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the Members holding a majority of the total number of votes present in person or by proxy with respect to Market Neutral or Multi-Strategy, as applicable, as of the Record Date. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Merger Agreement and the Merger and will vote against any such adjournment those proxies required to be voted against the Merger Agreement and the Merger. Abstentions will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Market Neutral, which expenses are expected to approximate $150,000. Market Neutral will bear all of the other expenses associated with the Merger.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Market Neutral and Multi-Strategy, or officers and regular employees of the Investment Manager and/or SEI Investments Global Funds Services (the “Administrator”), without special compensation therefore.

Vote Required

Approval of the Merger Agreement and the Merger by the Members of each of Market Neutral and Multi-Strategy requires the affirmative vote of Members of each of Market Neutral and Multi-Strategy having Investment Percentages representing a majority (i.e., more than 50%) of the aggregate Investment Percentages of all Members of such Fund entitled to vote at the applicable Meeting. If the Merger Agreement and the Merger are not approved by Members of a Fund having the requisite Investment Percentages in such Fund, Market Neutral will continue in existence and each Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Merger Agreement. Members should carefully review this Proxy Statement and Prospectus and the Merger Agreement in their entirety and, in particular, Multi-Strategy’s Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Merger

The Merger Agreement provides for the merger of Multi-Strategy and Market Neutral, following which Multi-Strategy will be the surviving entity. Upon the effectiveness of the Merger on or after the closing date scheduled for the Merger (the “Closing Date”), the Interests of Market Neutral will be exchanged for Interests of Multi-Strategy and Market Neutral will thereafter be deregistered under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result of the Merger, each Member of Market Neutral will receive Multi-Strategy Interests equal in value to such Member’s pro rata interest in the net assets of Market Neutral valued as of the last business day of the week in which approval of the

Merger Agreement and the Merger by the Members of each Fund is obtained (or such other time as each Fund may agree) (the “Valuation Date”). The Board of each Fund has determined that the Interests of such Fund’s Members will not be diluted as a result of the Merger.

For the reasons set forth below under “The Merger—The Board’s Considerations,” the Board of each Fund, including the Managers who are not “interested persons” of Market Neutral or Multi-Strategy (“Independent Board Members”), as that term is defined in the 1940 Act, has concluded that the Merger is in the best interests of each of Market Neutral and Multi-Strategy and its Members and recommends approval of the Merger Agreement and the Merger.

Fee Table

The following table briefly describes the fees and expenses that a Member of Market Neutral and Multi-Strategy may pay if they buy and hold Interests of each respective Fund. These expenses are deducted from each respective Fund’s assets and are based on expenses paid by the Funds for their fiscal years ended January 31, 2008. Market Neutral and Multi-Strategy each pays expenses for management of its assets and other services, and those expenses are reflected in the net asset value of each Fund. The table also sets forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on January 31, 2008, if the Merger had been consummated twelve months prior to that date.

	Market Neutral	Multi-Strategy	Pro Forma Combined Funds
Investor Transaction Expenses of the asset allocation program

Maximum Sales load (as a percentage of offering price)	None	None	None

Maximum redemption fee	None	None	None

Annual Expenses (as a percentage of net assets attributable to Interests)

Management Fee	0.75%	0.75%	0.75%

Program Fees	0.50% (plus 10% of aggregate Program net profits)(1)	0.50% (plus 10% of aggregate Program net profits)(1)	0.50% (plus 10% of aggregate Program net profits)(1)

Acquired Fund Fees and Expenses(2)	3.92%	7.96%	7.42%

Other Expenses	0.27%	0.15%	0.15%

Total Annual Expenses	5.44% (plus 10% of aggregate Program net profits)(1)	9.36% (plus 10% of aggregate Program net profits)(1)	8.82% (plus 10% of aggregate Program net profits)(1)

(1)

Payable at the level of the Investment Manager’s asset allocation program (the “Program”) based on the investor’s Program assets. Reflects the maximum Program asset-based fee and incentive fee that an investor may be charged. The Investment Manager, in its sole discretion, may reduce the Program fees for certain investors. An investor who does not participate in the Program would not be subject to the Program fees.

(2)

The Acquired Fund Fees and Expenses include the operating expenses, performance-based incentive fees and trading expenses (primarily interest and dividend expenses) of the Portfolio Funds (as defined below) in which each Fund was invested for the period ended December 31, 2007. These operating expenses consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. The Portfolio Funds’ trading expenses are the byproduct of leveraging or hedging activities employed by the Portfolio Managers in order to seek to enhance or preserve the Portfolio Funds’ returns.

The information used to determine the Acquired Fund Fees and Expenses is generally based on the most recent Member reports received from the respective Portfolio Funds or, when not available, from the most recent investor communication from the Portfolio Funds. The management fees of the Portfolio Funds generally range from 1% to 2% annually of the net assets under their management and the performance fees generally range from 15% to 25% of net profits annually. Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. See below for the breakdown of each Fund’s Acquired Fund Fees and Expenses:

	Market Neutral	Multi-Strategy	Pro Forma Combined Funds
Operating Expenses	0.84%	1.91%	1.76%
Incentive Fees	0.76%	1.58%	1.47%
Trading Expenses	2.32%	4.47%	4.19%
Total	3.92%	7.96%	7.42%

The Total Annual Expenses include each Fund’s portion of the management fees, performance allocations, trading expenses and other expenses charged by the portfolio funds as set forth in the row titled “Acquired Fund Fees and Expenses.”

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Market Neutral, Multi-Strategy or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a Member’s actual costs may be higher or lower, the tables below show a Member’s costs at the end of each period based on these assumptions. The examples do not include the Program incentive fee of 10% of aggregate Program net profits.

	1 year	3 years	5 years	10 years
Market Neutral	$541	$1,620	$2,689	$5,321
Multi-Strategy	$916	$2,629	$4,196	$7,553
Pro Forma Combined Fund	$865	$2,498	$4,008	$7,306

(1)	Pro forma expenses are calculated based on the assets of Market Neutral and Multi-Strategy as of January 31, 2008.

The purpose of the foregoing fee tables is to assist the Member in understanding the various costs and expenses that a Member in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see “Comparison of Market Neutral and Multi-Strategy—Investment Management Fees; Other Significant Fees.”

Tax Consequences of the Merger

The Merger has been structured in a manner intended to qualify as a tax-free transaction, for U.S. federal income tax purposes, for members of Market Neutral and Multi-Strategy. This is intended to avoid tax that might immediately occur for members of Market Neutral if Market Neutral’s remaining investment were sold, the proceeds were distributed and then contributed to Multi-Strategy. For further information about the tax consequences of the Merger, see “The Merger—Tax Aspects of the Merger” below.

Comparison of Market Neutral and Multi-Strategy

Investment Objective and Policies. The investment objective of each Fund is to seek capital appreciation. Each Fund seeks to achieve its investment objective by allocating its assets among a select group of underlying hedge funds pursuing the applicable investment strategies. These objectives and policies are set forth in more detail in the table below.

Market Neutral	Multi-Strategy
Investment Objective	Investment Objective

• seeks capital appreciation	• seeks capital appreciation

Market Neutral	Multi-Strategy
Investment Policies	Investment Policies

•   Market Neutral allocates capital among a select group of Portfolio Managers (underlying funds; as defined below) across a variety of market neutral strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is intended to be a vehicle by which investors can access a portfolio of high quality market neutral strategies, constructed and monitored using dedicated resources and disciplined methodologies.

•   Multi-Strategy allocates its assets among a select group of Portfolio Managers (underlying funds; as defined below) that utilize a variety of arbitrage investment strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Multi-Strategy is intended to be a vehicle by which investors can access a portfolio of high quality arbitrage strategies, constructed and monitored using dedicated resources and disciplined methodologies.

Market neutral strategies build portfolios of long and short positions that attempt to be market neutral with respect to movements in stock and bond markets. Equity and fixed income market neutral portfolio managers will create long and short portfolios of stocks or bonds within a given country. These managers use both fundamental research and quantitative techniques to select portfolios that own attractively valued securities and are short overvalued securities, while maintaining near neutral exposure to factors such as stock and bond market movements, industry and size exposure. Returns generally are purely a function of manager skill as opposed to underlying market movements. Global tactical asset allocation portfolio managers create offsetting positions which are long the equity, fixed income markets or currency of some countries and short those of other countries while attempting to remain neutral to the overall movement in global stock or bond markets.

Event-driven and relative value arbitrage strategies seek to exploit mispricings between related instruments or combinations of instruments. These strategies use a variety of techniques to compare the value of related securities. Some, such as event-driven arbitrage, involve fundamental research that assess the value of securities within a company’s capital structure or the value of the securities of two companies that are expected to merge. Others, such as convertible arbitrage and fixed income arbitrage, involve sophisticated modeling techniques that assess the value of a given security and a related derivative instrument, such as an equity and a convertible bond, or a treasury bond and a related futures contract.

Event-driven arbitrage and relative value strategies make investments in the securities of companies involved in certain special situations, including mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. These special situations constitute an “event” which the portfolio manager believes will trigger a change in the price of securities relative to their current price or close the gap between securities that are being arbitraged. Event-driven arbitrage strategies generally feature portfolios that are actively traded and may exhibit a high rate of turnover. Portfolio Managers may periodically utilize leverage and may enter into swaps and other similar financial contracts in an effort to increase portfolio returns. Portfolio Managers also generally may engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Portfolio Managers may from time to time take positions in the securities of companies not currently involved in announced transactions, but that are believed to be undervalued and likely candidates for future corporate actions.

Convertible arbitrage strategies make investments in convertible securities, such as convertible bonds, convertible preferred stock, warrants or options, combined with offsetting short investments in the underlying security for which the convertible can be exchanged. Portfolio Managers generate returns by correctly identifying undervalued or overvalued convertible securities, while realizing income from dividends and coupons associated with the convertible securities and trading-related profits from adjusting the ratio of the hedged position to the value of the convertible security. Portfolio Managers in convertible arbitrage strategies may engage in short selling, options hedging, and other arbitrage techniques to capture price differentials found in the convertible securities and warrants in which they invest. While most Portfolio Managers utilizing convertible arbitrage attempt to capture a perceived mispricing of the option component of a convertible security, they may also look for mispricing of the underlying credit of the issuing company. Portfolio Managers may periodically utilize a significant amount of leverage.

Fixed income arbitrage strategies exploit mispricings between related fixed income instruments, including sovereign debt, corporate debt and derivative instruments such as futures, options and swaps. Exploitable opportunities may be found in closely related securities trading at different prices, in the value between fixed income instruments and related derivative instruments, in the shape of yield curves and in credit spreads. These strategies typically require leverage in order to exploit relatively small mispricings.

• a non-diversified fund	• a non-diversified fund

Investment Advisory Fees. Each Fund pays the Investment Manager a management fee (the “Management Fee”) that accrues monthly and is paid quarterly, computed at the annual rate of 0.75% of the net asset value of the Fund as of the last day of the month (before any repurchases of Interests). The management fees paid by each Fund for its most recent fiscal year ended January 31, 2008 are set forth in the table below.

Name of Fund	Fees Paid for the Most Recent Fiscal Year End	% of Average Monthly Net Assets
Market Neutral	$969,095	0.75%
Multi-Strategy	$4,136,859	0.75%

A discussion of Market Neutral’s Board’s basis for approving the Investment Management Agreement will be included in its Semi-Annual Report for the period ended July 31, 2008.

Other Significant Fees. Both Market Neutral and Multi-Strategy pay additional fees in connection with their operations, including legal, auditing, Manager fees and custodial fees. See “Synopsis—Fee Table” above for the percentage of average net assets represented by such “Other Expenses.”

Market Neutral and Multi-Strategy are closed-end investment companies. Interests of the Funds are sold only to investors who represent that they are “accredited investors” as that term is defined by Rule 501 of Regulation D under the Securities Act of 1933, as amended. Interests of the Funds are not listed on any securities exchange.

Distributions. Each Fund has no present intention of making periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the applicable Fund’s Board. Whether or not distributions are made, Members will be required each year to report their distributive share of the relevant Fund’s taxable income or loss.

Financial Highlights. The financial highlights table below is intended to help you understand Multi-Strategy’s financial performance for the fiscal years ended January 31, 2008, January 31, 2007, January 31, 2006, January 31, 2005 and January 31, 2004 and for the period from August 21, 2002 (commencement of operations) to January 31, 2003. The information reflects financial results for an investor that has been in the Fund since inception. The information has been audited by PricewaterhouseCoopers LLP, whose report along with the financial statements are incorporated by reference into the Statement of Additional Information.

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC
	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/05- 1/31/06	2/1/04- 1/31/05	2/1/03- 1/31/04	8/21/02*- 1/31/03
Total Return(1)	(1.76)%	10.36%	6.48%	2.98%	13.17%	4.44%

Net assets, end of period (000’s)	$574,125	$447,632	$320,267	$245,964	$35,075	$1,092

Ratios to average net assets:
Expenses, before waivers and reimbursements (2)(4)	0.90%	0.95%	0.95%	1.07%	5.04%	43.96	%(3)
Expenses, net of waivers and reimbursements (2)(4)	0.90%	0.95%	0.95%	1.00%	1.13%	1.25	%(3)
Net investment loss, before waivers and reimbursements	(0.62)%	(0.75)%	(0.77)%	(0.96)%	(4.87)%	(43.95	)%(3)
Net investment loss, net of waivers and reimbursements	(0.62)%	(0.75)%	(0.77)%	(0.89)%	(0.96)%	(1.24	)%(3)

Portfolio turnover rate (5)	14.01%	16.80%	6.24%	0.00%	0.00%	0.00%

*	Commencement of operations.
(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

PRINCIPAL RISK FACTORS

An investment in a Fund involves substantial risks, and investors should invest in a Fund only if they can bear a substantial risk of loss. Each Fund invests primarily in private investment vehicles (commonly known as “hedge funds”) that are managed by a select group of alternative asset managers (“Portfolio Managers”) that employ different “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. Each Fund invests in limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers (“Portfolio Funds”). Each Fund may on occasion retain Portfolio Managers to manage and invest designated portions of its assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner/manager of the vehicle and the relevant Fund will be the sole limited partner/member). (Any arrangement in which a Fund retains a Portfolio Manager to manage an account or investment vehicle is referred to as a “Portfolio Account.”) Each Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in a Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests. The principal risks enumerated below are identical with respect to an investment made in each Fund.

Prospective investors should consider the following factors in determining whether an investment in a Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in any of the Funds. Prospective investors should read the entire prospectus and the statement of additional information of the Funds and consult with their own advisers before deciding whether to invest. In addition, as a Fund’s investment program develops and changes over time (subject to limitations established by the Fund’s investment policies and restrictions), an investment in that Fund may in the future be subject to additional and different risk factors.

General Economic and Market Conditions. The success of each Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds and Portfolio Accounts. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund’s or Portfolio Account’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges, of any counterparty to a Portfolio Fund’s or Portfolio Account’s transactions or of any service provider to a Portfolio Fund or Portfolio Account (such as a Portfolio Fund’s “prime broker”). In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Portfolio Funds and Portfolio Accounts are subject to the risk that trading activity in securities in which the Portfolio Funds or Portfolio Accounts invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or a market sector or other factors. If trading in particular securities or classes of securities is impaired, it may be difficult for a Portfolio Fund or Portfolio Account to properly value any of its assets represented by such securities. In particular, since late 2007, the trading market for certain classes of debt securities (such as collateralized debt obligations backed by mortgages (especially subprime mortgages) and asset-backed commercial paper issued by structured investment vehicles) has been dramatically impaired, resulting in greater difficulties valuing such securities for which a robust market previously had existed.

Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that a Fund’s investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers’ styles of investing:

Illiquid Portfolio Investments. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Equity Securities. Portfolio Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Managers also may invest in depository receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Fixed-Income Securities. The value of fixed-income securities in which Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. Generally, fixed income securities decrease in value as interest rates rise and vice versa. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

Non-U.S. Investments. It is expected that Portfolio Funds and Portfolio Accounts will invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager’s investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. Portfolio Managers may, but are generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

Real Estate Investments. To the extent that the Portfolio Funds and Portfolio Accounts invest in real estate securities or own real estate directly, they may be subject to certain risks, including, but not limited to, the burdens of ownership of real property, adverse local market conditions, the financial conditions of tenants, buyers and sellers of properties, changes in building, environmental, zoning and other laws, changes in real property tax rates, changes in interest rates and the availability of debt financing, changes in operating costs, negative developments in the local, national or global economy, risks due to dependence on cash flow, environmental liabilities, uninsured casualties, acts of God, acts of war (declared or undeclared), hostilities, terrorist acts, strikes and other factors which are beyond the control of the Investment Manager.

Repurchase Agreements. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities subject to such agreement, the relevant Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the relevant Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. Each Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Special Investment Instruments and Techniques. The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund’s or Portfolio Account’s investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Hedging Transactions. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund’s or Portfolio Account’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for a Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose a Fund to additional risk of loss.

Counterparty Credit Risk. Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund. In addition, Portfolio Funds and Portfolio Accounts are subject to the risk that a counterparty may be unable to settle a transaction due to such counterparty’s insolvency, inability to access sufficient credit, or other business factors.

Leverage; Interest Rates; Margin. Each Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. The Funds, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds Multi-Strategy may enter into a credit facility to address timing issues in connection with the acquisition of investments (i.e., to provide the Fund with temporary liquidity to acquire investments in Portfolio Funds in advance of the Fund’s receipt of subscription proceeds). Borrowing for investment purposes is known as “leverage.” Portfolio Funds and Portfolio Accounts may also “leverage” by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that a Fund, Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

In general, the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds or Portfolio Accounts could be subject to a “margin call,” pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or Portfolio Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Short Selling. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Non-Diversified Status. Each Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of a Fund’s assets that may be invested in the securities of any one issuer. Each Fund may invest up to 40% of its net assets in any one Portfolio Fund or any one Portfolio Manager. Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of a Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Incentive Allocation. Each Portfolio Manager generally will be entitled to receive performance-based allocations, generally expected to range from 15%-25% of net profits. Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

Conflicts of Interest. The Investment Manager and its affiliates, as well as many of the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Funds and Portfolio Funds. In addition, investment professionals associated with the Investment Manager or Portfolio Managers may carry on investment activities for other client accounts and their own accounts and the accounts of family members (collectively, “Other Accounts”). The Funds and Portfolio Funds have no interest in these activities. As a result of the foregoing, the Investment Manager and Portfolio Managers are engaged in substantial activities other than on behalf of the Funds and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between a Fund and Other Accounts.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Investment Manager and its affiliates or a Portfolio Manager for their Other Accounts. It is possible that the Investment Manager or a Portfolio Manager will achieve investment results with respect to one or more Other Accounts that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which the Investment Manager or a Portfolio Manager achieve significant profits on their trading with respect to one or more Other Accounts. The opposite result is also possible.

The investment activities of the Investment Manager or a Portfolio Manager for Other Accounts may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by related foreign investors.

There may be circumstances under which the Investment Manager or a Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of a Fund’s or a Portfolio Fund’s assets they commit to such investment. There also may be circumstances under which the Investment Manager or a Portfolio Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for a Fund or a Portfolio Fund, or purchases or sells an investment for a Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Investment Manager, and generally also the policy of the Portfolio Managers, that investment decisions for the Funds, Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage, and investment transactions and opportunities be fairly allocated among their clients, including the Funds and Portfolio Funds.

The Investment Manager, Portfolio Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in a Fund and Portfolio Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage a Fund or Portfolio Funds. In addition, the Investment Manager and Portfolio Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which a Fund and its Members are subject.

Tax Risks. A noncorporate Member’s share of a Fund’s investment expenses (including the Management Fee, the fee paid to the Administrator and any fee payable to the managers of a Portfolio Fund) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining whether the noncorporate Member’s alternative minimum tax liability will apply. See “Taxes” in the Prospectus.

Distributions to Members and Payment of Tax Liability. The Funds do not intend to make periodic distributions of their net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective allocable share of the relevant Fund’s taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Fund’s Board. See “Taxes” in the Prospectus.

Possible Delays in Reports to Members and Schedule K-1s. It is unlikely that the Funds will be able to provide final Schedules K-1 to Members for any given fiscal year until significantly after April 15 of the following year. Final Schedule K-1s will not be available until after completion of the annual audits of a Fund’s Portfolio Funds. Members will be required to obtain extensions of the filing date for their income tax returns at both the Federal, state and local level.

Considerations for ERISA Plans and Other Tax-Exempt Entities. Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase Interests. Because a Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent a Fund’s transactions are treated as giving rise to unrelated business taxable income. See “Taxes” in the Prospectus. This investment is not designed for charitable remainder trusts and, therefore, such trusts may not purchase Interests unless Federal income tax laws change.

Special Risks of Multi-Manager Structure. Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Funds will not have the benefit of various protections afforded by the 1940 Act with respect to their investments in Portfolio Funds. For example, registered investment companies are subject to various custody and safekeeping provisions designed to protect the companies’ assets. Portfolio Funds are not subject to these provisions and may be subject to a greater risk of loss associated with a failed custody relationship.

Although the Investment Manager expects to receive detailed information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager may have limited access to the specific underlying holdings of the Portfolio Funds and little or no means of independently verifying the information that is provided by the Portfolio Managers. Portfolio Funds may pursue investment strategies or make individual investments that have not been fully disclosed to the Investment Manager and are different from those expected to be made at the time a Fund made its decision to invest in the Portfolio Funds. Such strategies and investments may be inconsistent with the investment objectives and policies of the investing Fund and may involve unanticipated risks.

By investing in the Portfolio Funds and Portfolio Accounts indirectly through a Fund, investors bear asset-based fees at the Fund level and both asset-based fees and performance-based allocations at the Portfolio Fund or Portfolio Account level. Similarly, Members bear a proportionate share of the other operating expenses of a Fund (including administrative expenses) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $1,000,000 minimum imposed by the Program, could invest directly with the Portfolio Managers.

Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of a Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this allocation from a Fund (and indirectly from Members) even if the Fund’s overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing Interests of an issuer for a Portfolio Fund or Portfolio Account whose Interests are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, a Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Since each Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, a Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest, may have to borrow money to repurchase Interests, and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect a Fund’s investment return or increase a Fund’s expenses.

Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon a Fund’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of such Fund.

A Fund may agree to indemnify certain of the Portfolio Funds and, subject to certain limitations imposed by the 1940 Act, the Portfolio Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

Portfolio Account Allocations. A Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than invest in the

Portfolio Manager’s Portfolio Fund. Portfolio Accounts can expose a Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that a Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than such Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if a Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of a Fund’s assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner/manager and in which the Fund will be the sole limited partner/member. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

Portfolio Funds Valuation. Neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations provided by a Portfolio Manager. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund’s annual audit. Such revisions, whether increasing or decreasing the net asset value of a Fund at the time they occur, because they relate to information available only at the time of the revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased and received all of their repurchase proceeds prior to such adjustments. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect a Fund’s net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way. Revisions to a Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to a Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their “fair value” as determined in good faith by the relevant Fund’s Board.

Limited Liquidity; In-kind Distributions. With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by a Fund. An investment in a Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Limitations on a Fund’s ability to withdraw its assets from Portfolio Funds will limit the Fund’s ability to repurchase its Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations will significantly limit a Fund’s ability to repurchase its Interests.

Payment for repurchased Interests may require a Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase a Fund’s portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by a Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

If a Member tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by a Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates. However, the value of Interests that are tendered by Members generally will not be determined until a date approximately one month later and will be based on the value of a Fund’s assets as of such later date. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase and until the date as of which the Interest is valued for purposes of repurchase. Each Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that a Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Although the Funds do not generally intend to make distributions in-kind, under the foregoing circumstances, and in other circumstances where a Fund’s Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive in-kind distributions of investments from the Fund’s portfolio in connection with the repurchase of Interests by the Fund. Any investments so distributed will be generally readily marketable; however, Members will incur commissions and other transaction costs in disposing of the investments. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See “Additional Information about Market Neutral and Multi-Strategy—Repurchases of Interests.”

THE MERGER

The Proposal

The Board of Market Neutral, including the Independent Board Members, having reviewed the financial position of Market Neutral and the prospects for achieving economies of scale through the Merger, and the Board of each Fund, having determined that the Merger is in the best interests of such Fund and its Members and that the Interests of each Fund’s Members will not be diluted as a result thereof, recommends approval of the Merger Agreement and the Merger by Members of Market Neutral and Multi-Strategy.

The Board’s Considerations

At a meeting held on May 20, 2008, each Board, including its Independent Board Members, unanimously approved the Merger Agreement and the Merger and determined to recommend that Members of the applicable Fund approve the Merger Agreement and the Merger. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Market Neutral and Multi-Strategy. The Board also considered other factors, including, but not limited to, the general compatibility of the investment objectives, policies and restrictions of Market Neutral and Multi-Strategy; the historic growth rates and performance of Market Neutral and Multi-Strategy; the terms and conditions of the Merger which would affect the value of Interests to be issued in the Merger; the intended tax-free nature of the Merger; and any direct or indirect costs to be incurred by Market Neutral and Multi-Strategy in connection with the Merger.

In recommending the Merger to Members, the Board of each Fund considered that the Merger would have the following benefits to Members:

1. Market Neutral no longer provides an attractive investment strategy. The Investment Manager has begun the process of reducing client allocations to Market Neutral, with the goal of closing Market Neutral.

2. The Board also considered that the sole remaining investment holding of Market Neutral (the “Remaining Investment”) is an attractive investment opportunity for Multi-Strategy and has determined that, because of capacity constraints at the Remaining Investment and the lock-up provisions applicable to Market Neutral discussed below, the most efficient way to facilitate an investment in the Remaining Investment by Multi-Strategy is through the Merger. Market Neutral is not eligible to redeem its full investment in the Remaining Investment until March 31, 2009. Absent the Merger, Market Neutral would continue to own the Remaining Investment, and be required to continue operations as an investment company, until the Remaining Investment’s redemption proceeds were received in April 2009. The Merger will allow Market Neutral to terminate operations in November 2008, without regard to the Remaining Investment’s redemption limitations. This earlier termination would allow Market Neutral members to avoid expenses associated with 2009 tax filings and an audit for the fiscal year ending January 31, 2009, while at the same time allowing for a more expeditious reallocation of Member assets among the Funds and other funds managed by the Investment Manager.

3. Members of both Funds will benefit from lower operating expense ratios, as detailed under “Synopsis—Fee Table.” Specifically, it is anticipated that (a) Members of Market Neutral will benefit from the fact that Multi-Strategy has lower “other expenses” than does Market Neutral, and (b) current Members of Multi-Strategy will benefit from marginally lower “other expenses” following the Merger as a result of the additional assets being invested in Multi-Strategy pursuant to the Merger.

4. If the Merger takes place, by merging on October 31, 2008, Members of Market Neutral will not be subject to the continuing costs of existence into 2009, when the Remaining Investment’s redemption proceeds would otherwise be returned if Market Neutral were to liquidate. Such costs are estimated to be approximately $212,000.

5. The Merger has been structured in a manner intended to qualify as a tax-free transaction for federal income tax purposes, pursuant to which no gain or loss will be recognized by Market Neutral or Multi-Strategy or their Members for federal income tax purposes as a result of transactions included in the Merger.

In light of the reduction in annual operating expenses and other potential benefits of the Merger, the Boards concluded that the Merger is in the best interests of the Members of each of Market Neutral and Multi-Strategy.

The Board of each of Market Neutral and Multi-Strategy, including a majority of the Independent Board Members of each Fund, also has determined that the Merger is in the best interests of Market Neutral and Multi-Strategy, respectively, and that the Interests of existing Members of the respective Funds will not be diluted as a result thereof.

The Merger Agreement

The terms and conditions under which the Merger would be consummated, as summarized below, are set forth in the Merger Agreement. This summary is qualified in its entirety by reference to the form of Merger Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Merger Agreement provides that (i) the outstanding Interests of Market Neutral will be exchanged for Interests of Multi-Strategy, each valued as of the Valuation Date; (ii) Multi-Strategy, as the surviving entity of the Merger, will file a certificate of merger (the “Certificate”) with the Secretary of State of the State of Delaware; and (iii) Market Neutral will de-register as an investment company under the 1940 Act.

The Closing Date will be October [—], 2008 or as soon as practicable following the Valuation Date. The Certificate will be filed on the Closing Date or as soon as practicable thereafter. The Merger will be effective as of the time the Certificate is filed. The consummation of the Merger is contingent upon the approval of the Merger Agreement and the Merger by the Members of both Market Neutral and Multi-Strategy and the receipt of the other opinions and certificates set forth in Articles 3, 4, 5 and 6 of the Merger Agreement and the occurrence of the events described in those Articles, certain of which may be waived by Market Neutral or Multi-Strategy. The Merger Agreement may be amended in any mutually agreeable manner.

The Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by Members, by mutual consent of Market Neutral and Multi-Strategy. In addition, either party may terminate the Merger Agreement upon the occurrence of a material breach of the Merger Agreement by the other party or if, by [—], 2008, any condition set forth in the Merger Agreement has not been fulfilled or waived by the party entitled to its benefits.

Tax Aspects of the Merger

The Merger is intended to qualify for federal income tax purposes as a tax-free merger or consolidation under the provisions applicable to partnerships in the Internal Revenue Code of 1986, as amended (the “Code”). However, the Merger may be taxable to any Member of Market Neutral that has a negative capital account or an adjusted tax basis in the Interests of Market Neutral that is less than the Member’s allocable share of liabilities at the time of the Merger. Such Members are urged to consult their tax advisors.

The Merger should be tax-free because (i) the assets transferred to Multi-Strategy will constitute a “diversified portfolio of stocks and securities,” which generally requires that not more than 25% of the value of the portfolio’s total assets be invested in the stock and securities of any one issuer, and not more than 50% of the value of its total assets be invested in the stock and securities of five or fewer issuers; and (ii) the Interests of Multi-Strategy that Market Neutral will distribute to its Members will constitute “marketable securities,” which is generally tested by “looking through” to the underlying assets held by Market Neutral and by any partnership in which Market Neutral holds a partnership interest. Under this characterization:

1. The Merger will be viewed as a transfer of Market Neutral’s assets in exchange for Interests of Multi-Strategy and the assumption by Multi-Strategy of certain stated liabilities of Market Neutral, followed by the distribution by Market Neutral of Multi-Strategy Interests to Members in liquidation of Market Neutral. The Merger will constitute a merger or consolidation under the partnership provisions of the Code. Multi-Strategy will be the surviving entity, and Market Neutral will be considered to have terminated;

2. No gain or loss will be recognized by Multi-Strategy upon the receipt of the assets of Market Neutral solely in exchange for Multi-Strategy Interests and the assumption by Multi-Strategy of the stated liabilities of Market Neutral;

3. No gain or loss will be recognized by Market Neutral upon the transfer of the assets of Market Neutral to Multi-Strategy in exchange for Multi-Strategy Interests and the assumption by Multi-Strategy of the stated liabilities or upon the liquidating distribution of Multi-Strategy Interests to Members;

4. Except as described below, no gain or loss will be recognized by Members upon the exchange of the Interests of Market Neutral for the Multi-Strategy Interests;

5. The aggregate tax basis for the Multi-Strategy Interests received by each of the Members pursuant to the Merger will be the same as the aggregate tax basis of the Interests of Market Neutral held by each such Member immediately prior to the Merger;

6. The holding period of the Multi-Strategy Interests to be received by each Member pursuant to the Merger will include the period during which the Interests of Market Neutral surrendered in exchange therefor were held (provided such Interests of Market Neutral were held as capital assets on the date of the Merger);

7. The tax basis of the assets of Market Neutral acquired by Multi-Strategy will be the same as the tax basis of such assets of Market Neutral immediately prior to the Merger; and

8. The holding period of the assets of Market Neutral in the hands of Multi-Strategy will include the period during which those assets were held by Market Neutral.

Although the foregoing describes the treatment that should apply to the Merger, no ruling is being sought from the Internal Revenue Service (the “IRS”) and no assurance can be given that the IRS will not challenge the treatment of the Merger or that any such challenge will not be successful. If the IRS were to assert successfully that the Merger does not qualify as a nontaxable transaction, the consequences would be the same as if Market Neutral sold its assets and distributed the proceeds to its Members, and the Members then contributed the proceeds to Multi-Strategy in exchange for Interests in Multi-Strategy.

In addition, if a Member exchanges Interests in Market Neutral for Interests in Multi-Strategy and, within two years of the Merger, such Interests are redeemed or the Member otherwise receives a distribution (or deemed distribution) of property from Multi-Strategy, the IRS may attempt to recharacterize the exchange of Interests pursuant to the Merger as a “disguised sale” of the Member’s Interests in Market Neutral. If the IRS were successful, the Member generally would be treated as having sold the Interests in Market Neutral to Multi-Strategy at the time of the Merger in exchange for an obligation of Multi-Strategy. The disguised sale rules generally should not apply to pro rata distributions of property by Multi-Strategy to its Members; however, the disguised sales rules are complex, and Members are urged to consult their tax advisors concerning the potential application of these rules.

Members should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Merger, Members should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Merger.

Description of Interests

The Multi-Strategy Interests will, when issued, be fully paid and non-assessable limited liability company interests in Multi-Strategy, subject to the restrictions on transfer listed in the Prospectus, and will have no preemptive rights.

Capitalization Table (unaudited)

The following table sets forth the net assets of each Fund as of June 30, 2008 and on a pro forma combined basis as if the Merger had occurred on that date:

Amount of Interests Outstanding*
Multi-Strategy	$525,170,089
Market Neutral	$49,091,122
Combined Fund (pro forma)	$574,111,101

*	The pro forma net assets reflect the payment of merger or consolidation expenses of approximately $150,000 by Market Neutral.

Appraisal Rights

Members will have no appraisal rights in connection with the Merger.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of each Fund is to seek capital appreciation. Each Fund seeks to achieve its investment objective by allocating its assets among a select group of underlying Portfolio Funds pursuing the applicable investment strategies. For a detailed comparison of these objectives and policies, please refer to “Synopsis—Comparison of Market Neutral and Multi-Strategy.”

Investment Restrictions

The investment restrictions adopted by Market Neutral and Multi-Strategy as fundamental policies are identical. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. The Funds’ investment restrictions are summarized under the caption “Investment Policies and Practices” in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT MARKET NEUTRAL AND MULTI-STRATEGY

General

Market Neutral and Multi-Strategy are registered under the 1940 Act, as amended, as non-diversified, closed-end management investment companies. Each Fund was formed as a limited liability company under the laws of the State of Delaware on March 19, 2002.

For a discussion of the organization and operation of Multi-Strategy, see “General Information,” “Investment Objective and Principal Strategies” and “Management of the Funds” in the Prospectus and “Investment Policies and Practices” and “Summary of LLC Agreements” in the Statement of Additional Information of Multi-Strategy.

Financial Information

For additional financial information about Market Neutral and Multi-Strategy, see the Funds’ Annual Report for the fiscal year ended January 31, 2008 and “Synopsis—Comparison of Market Neutral and Multi-Strategy—Financial Highlights.”

Management

Each Fund’s Board provides broad oversight over the operations and affairs of the Fund. A majority of each Fund’s Board is comprised of persons who are Independent Board Members.

The Investment Manager serves as the investment manager of each Fund, subject to the ultimate supervision of and subject to any policies established by the Fund’s Board, pursuant to the terms of an investment advisory agreement with each Fund (each, an “Advisory Agreement”). The Investment Manager has operated as an investment adviser since January 2002. The Investment Manager (including its subsidiaries) managed more than $5.3 billion of assets as of April 30, 2008. The Investment Manager is located at 875 Third Avenue, New York, New York 10022.

The Investment Manager has served as the investment manager of each Fund since each Fund’s inception. James M. Allwin, Chairman of each Fund’s Board and the Chief Executive Officer of Aetos Capital, LLC (the parent entity of the Investment Manager), died on October 19, 2007. Because Mr. Allwin had a controlling interest in the Investment Manager, Mr. Allwin’s death resulted in the automatic termination of each Fund’s original investment advisory agreement (each, an “Original Advisory

Agreement”) pursuant to the 1940 Act. On October 18, 2007, each Fund’s Board (as well as a majority of the Independent Board Members of each Fund acting separately) approved an interim investment advisory agreement between each Fund and the Investment Manager, with terms and conditions identical (other than effective dates) to the terms and conditions of the Original Investment Advisory (each, an “Interim Advisory Agreement”), pursuant to which the Investment Manager continued to provide investment management services to each Fund under the same terms as the terminated Original Advisory Agreements. Each Fund’s Interim Advisory Agreement took effect upon the termination of each Fund’s Original Investment Advisory Agreement and was scheduled to terminate upon the sooner to occur of (i) March 14, 2008 or (ii) the approval by each Fund’s Members of a successor investment advisory agreement between the Fund and the Investment Manager. Each Fund’s Advisory Agreement was subsequently approved by each Fund’s Board on January 22, 2008 and by the Members of each Fund on February 18, 2008. The terms and conditions of the Advisory Agreements are identical (other than effective dates) to the terms and conditions of the Original Advisory Agreements.

Under the Advisory Agreements, the Investment Manager is responsible for developing, implementing and supervising each Fund’s investment program, for providing day-to-day investment management services to each Fund, and for providing various administrative services to each Fund including, among other things, providing office space and other support services. The Investment Manager is authorized, subject to the approval of the relevant Fund’s Board and the relevant Fund’s Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to each Fund or to assist the Investment Manager in providing these services.

In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund pays the Investment Manager a management fee (the “Management Fee”) that accrues monthly and is paid quarterly computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests).

Management Team

The following personnel of the Investment Manager are primarily responsible for selecting Portfolio Managers and allocating each Fund’s assets among the Portfolio Managers and Portfolio Funds:

Ms. Anne Casscells

Managing Director, Aetos Capital, LLC.

Managing Director and Chief Investment Officer, Aetos Alternatives Management, LLC.

Prior to joining Aetos in October 2001, Ms. Casscells was the Chief Investment Officer of the Stanford Management Company, where she was responsible for the investment of over $10 billion in endowment funds and other assets on behalf of Stanford University. Prior to assuming her position as CIO in 1998, Ms. Casscells served for two and a half years as Managing Director of Investment Policy Research, where she was responsible for asset allocation and for the endowment’s absolute return investments. During this period, she expanded the absolute return portfolio from $150 million to $650 million and developed a portable alpha program to enhance returns in the endowment’s U.S. equity and fixed income asset classes. Prior to joining the Stanford Management Company, Ms. Casscells was a Vice President in Goldman Sachs’ fixed income division and an analyst at Morgan Stanley. Ms. Casscells earned her Masters of Business Administration from the Stanford Graduate School of Business, where she was an Arjay Miller Scholar, and a Bachelor of Arts in British Studies, cum laude, from Yale University. Ms. Casscells is a trustee of the Stanford Business School Trust and a member of the Board of Directors of KQED Public Broadcasting, where she serves as Treasurer and head of the Finance and Investment Committees. She is the co-author with Robert Arnott, Chairman, First Quadrant, LP of a recently published article titled Demographics and Capital Markets Returns, Financial Analysts Journal, AIMR, Vol. 59, No. 2, March/April 2003.

Mr. James Gibbons

Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC.

Prior to joining Aetos Capital in July 2002, Mr. Gibbons served as a Senior Vice President at Evaluation Associates Capital Markets, where he was responsible for research and due diligence on a large group of relative value and event driven hedge fund managers. During his career at Evaluation Associates Mr. Gibbons and team managed up to $2.6 billion in assets. Before joining Evaluation Associates, Mr. Gibbons spent ten years with AIG in New York, London and Tokyo. He served as chief investment officer for various AIG insurance entities and Managing Director for AIG Global Investment Corp. His responsibilities included asset allocation as well as the management of fixed income, equity and non-traditional investment teams that invested $13 billion. Earlier in his career, Mr. Gibbons worked for Unilever in their treasury units in the U.S. and London. Mr. Gibbons received his Bachelor of Science degree in Finance from Georgetown University.

Mr. Michael Klein

Managing Director, Aetos Capital, LLC.

Managing Director and Chief Operating Officer, Aetos Alternatives Management, LLC.

Prior to joining Aetos Capital in March 2000, Mr. Klein was a Managing Director of Morgan Stanley & Co. and was President and a Director of the Morgan Stanley Institutional Open and Closed-End Funds. Mr. Klein joined Morgan Stanley in 1995 and was involved in both the firm’s institutional asset management and retail funds businesses. Prior to joining Morgan Stanley, he practiced law at the international law firm of Rogers & Wells in New York. Mr. Klein is a magna cum laude graduate of Colgate University where he was elected to Phi Beta Kappa, and received his Juris Doctor degree from Boston College Law School where he was graduated cum laude.

The Statement of Additional Information to this Proxy Statement/Prospectus that is incorporated be reference herein provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

For further information about the Board, Investment Manager, Administrator and Custodian of the Funds, see “Management of the Funds” in the Prospectus, “Board of Managers” and “Investment Advisory Services” in the Statement of Additional Information and “Managers and Officers of the Funds” in the Funds’ Annual Report.

Administrator and Custodian

SEI Investments Global Fund Services (the “Administrator”) provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund pays the Administrator, a monthly fee, based on month-end net assets, at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses. SEI Private Trust Company acts as custodian for each Fund’s assets. The principal business address of SEI Private Trust Company is One Freedom Valley Drive Oaks, Pennsylvania 19456.

Member Inquiries

Members may send communications to the Funds’ Boards. Members should send communications intended for the Funds’ Boards by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Funds’ office or directly to such Board member(s) at the address specified for each Manager in the Annual Report. Other Member communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Financial Highlights for Market Neutral

The financial highlights table below is intended to help you understand Market Neutral’s financial performance for the fiscal years ended January 31, 2008, January 31, 2007, January 31, 2006, January 31, 2005 and January 31, 2004 and for the period from August 21, 2002 (commencement of operations) to January 31, 2003. The information reflects financial results for an investor that has been in the Fund since inception. The information has been audited by PricewaterhouseCoopers LLP, whose report along with the financial statements are incorporated by reference into the Statement of Additional Information on Form N-14 of which this Proxy Statement and Prospectus forms a part (the “Statement of Additional Information”).

	Aetos Capital Market Neutral Strategies Fund, LLC
	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/05- 1/31/06	2/1/04- 1/31/05	2/1/03- 1/31/04	8/21/02*- 1/31/03
Total Return(1)	3.11%	3.68%	4.19%	1.84%	2.81%	0.13%

Net assets, end of period (000’s)	$132,720	$114,537	$95,585	$82,230	$14,120	$1,526

Ratios to average net assets:
Expenses, before waivers and reimbursements(2)(4)	1.02%	1.02%	1.09%	1.33%	8.79%	31.67	%(3)
Expenses, net of waivers and reimbursements(2)(4)	1.00%	1.00%	1.00%	1.00%	1.15%	1.25	%(3)
Net investment loss, before waivers and reimbursements	(0.24)%	(0.71)%	(0.74)%	(1.28)%	(8.69)%	(31.65	)%(3)
Net investment loss, net of waivers and reimbursements	(0.22)%	(0.69)%	(0.65)%	(0.95)%	(1.05)%	(1.23	)%(3)
Portfolio turnover rate (5)	6.49%	10.29%	0.00%	45.70%	0.00%	0.00%

Distributions and Taxes

The Funds do not intend to make periodic distributions of their net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective share of the relevant Fund’s taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Fund’s Board.

It is unlikely that the Funds will be able to provide final Schedules K-1 to Members for any given fiscal year until significantly after April 15 of the following year. Final Schedule K-1s will not be available until after completion of the annual audits of a Fund’s Portfolio Funds. Members will be required to obtain extensions of the filing date for their income tax returns at both the Federal, state and local level.

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase Interests. Because a Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent a Fund’s transactions are treated as giving rise to unrelated business taxable income. The Funds are not designed for charitable remainder trusts and, therefore, such trusts may not purchase Interests unless Federal income tax laws change. See “Taxes” in the Prospectus.

Investor Qualifications, Repurchases and Redemptions

Interests may be purchased directly or through the Program. Under the Program, investors establish an investment management arrangement with the Investment Manager, pursuant to which the Investment Manager has full discretionary authority to invest the investor’s assets among the Aetos funds as it sees fit, unless the investor otherwise directs. Interests are offered only to investors who are “accredited investors” as that term is defined by Rule 501 of Regulation D under the Securities Act of 1933. These persons are referred to as “Qualified Investors.” In addition, certain investors will be required to represent that they are “qualified clients” as that term is defined by Rule 205-3 under the Investment Advisers Act of 1940. In addition, Interests may not be purchased by charitable remainder trusts unless Federal income tax laws change. Investors must complete and sign an investor certification that they meet these requirements before they may invest in a Fund.

No Right of Redemption

No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require a Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers which will be made from time to time by each Fund. Any transfer of an Interest in violation of a Fund’s Limited Liability Company Agreement (each, an “LLC Agreement”) will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by a Fund, as described below.

Repurchases of Interests

Each Fund, from time to time, will offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made periodically on terms determined by a Fund’s Board. In making these determinations, the Fund’s Board will consider the recommendations of the Investment Manager. The Investment Manager will recommend to the Board that each Fund offer to repurchase Interests up to four times each year, as of the last business day of March, June, September and December. The Board has adopted a policy to authorize such quarterly repurchase offers, subject to current market, liquidity, asset allocation and other relevant considerations, including the extent to which Members have expressed an interest in having the applicable Fund repurchase Interests, so that Members of a Fund will have the ability to redeem their Interests to the same extent as the Fund has the ability to redeem its interests in its Portfolio Funds. Quarterly repurchases also will serve as mechanism for the payment by Members of the Program Fees charged by the Investment Manager. It is anticipated that each repurchase offer will extend only to a specified portion (not expected to exceed 25%) of a Fund’s net assets, based upon, among other things, the liquidity of the Fund’s assets. Because each Fund’s assets are expected to be extremely illiquid, it is anticipated that repurchase offers will be accordingly limited. However, the Investment Manager expects to manage the liquidity of each Fund so that a Member which desires to redeem its entire Interest in a Fund may do so within one year from the date of the expiration of the tender offer following the Member’s repurchase request.

Each Board will determine that a Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the Board determines to be fair to the relevant Fund and its Members. When a Board determines that a Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests (which is calculated once a month at month-end) from the Administrator during the period the offer remains open.

Repurchases of Interests from Members by a Fund may be paid in cash or by the distribution of securities in-kind, or partly in cash and partly in-kind. However, none of the Funds expects to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on a Fund or on its Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by a Fund of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the relevant LLC Agreement), which will be distributed to all tendering Members on an equal basis. Neither of the Funds imposes any charges in connection with repurchases of Interests or a portion of Interests.

A Member that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member’s adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Member has received full payment of the repurchase amount. Special rules may apply to a Member that receives Interests of Multi-Strategy in the Merger if the Interests are repurchased within two years of the Merger. See “The Merger—Tax Aspects of the Merger” above.

Repurchase Procedures

Due to liquidity restraints associated with each Fund’s investments in Portfolio Funds and the fact that a Fund will normally have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price approximately one month after the date by which Members must submit a repurchase request (the “Repurchase Valuation Date”) and that a Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 90% of such value in the case a Member’s entire Interest is repurchased) approximately one month after the Repurchase Valuation Date, or if the Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the purchase of Interests, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Portfolio Funds. The amount that a Member may expect to receive on the repurchase of the Member’s Interest (or portion thereof) will be the value of the Member’s capital account (or portion thereof being repurchased) determined on the Repurchase Valuation Date and based on the net asset value of the relevant Fund’s assets as of that date, after giving effect to all allocations to be made as of that date to the Member’s capital account. This value will be subject to adjustment upon completion of the annual audit of the relevant Fund’s financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the initial payment will be 90% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the relevant Fund’s audit and be subject to audit adjustment.

Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding the value of Interests as of a date proximate to the Repurchase Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from a Fund. Payments for repurchased Interests may be delayed under circumstances where a Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving proceeds from the Portfolio Funds.

A Member who tenders for repurchase only a portion of the Member’s Interest will be required to maintain an aggregate balance in the Program (or in one or more Funds in the aggregate with respect to investors who choose to invest directly in the Funds) equal to at least $1,000,000. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member’s aggregate balance in the Program (or in one or more Funds in the aggregate with respect to investors who choose to invest directly in the Funds) to fall below this required minimum, each Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

Repurchases of Interests by each Fund are subject to certain regulatory requirements imposed by SEC rules.

For information on each Fund’s policies regarding transfers of Interest, see “Repurchases and Transfers of Interests” in the Statement of Additional Information.

Mandatory Redemption By A Fund

Each LLC Agreement provides that the relevant Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if, in the judgment of the Board: ownership of the Interest by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Interest or a portion thereof. In the case of a mandatory redemption, the Member or other person would receive the net asset value of the Interest or portion thereof subject to such redemption calculated as of the date of the redemption.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Market Neutral and Multi-Strategy for the fiscal year ended January 31, 2008 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered accounting firm. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of Multi-Strategy Interests in connection with the Merger will be passed upon by Clifford Chance US LLP (“Clifford Chance”), New York, New York.

AVAILABLE INFORMATION

Additional information about Market Neutral and Multi-Strategy is available, as applicable, in the following documents which are incorporated herein by reference: (i) Multi-Strategy’s Prospectus, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 4 to Multi-Strategy’s Registration Statement on Form N-2 (File Nos. 333-132726; 811-21061); and (ii) the Funds’ Annual Report for its fiscal year ended January 31, 2008, accompanying this Proxy Statement and Prospectus. The foregoing documents may be obtained without charge by calling (212) 201-2500.

Market Neutral and Multi-Strategy are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Market Neutral and Multi-Strategy which are of public record can be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about the Reference Room’s operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission’s Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Market Neutral and Multi-Strategy know of no business other than the matters specified above which will be presented at the Meetings. Since matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy for each Meeting to vote this proxy in accordance with their judgment on such matters.

By Order of the Boards of Managers

Harold Schaaff
Vice President and Secretary of the Funds

[—], 2008

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of                  , 2008 (this “Agreement”), between Aetos Capital Multi-Strategy Arbitrage Fund, LLC, a Delaware limited liability company (“Multi-Strategy”), and Aetos Capital Market Neutral Strategies Fund, LLC, a Delaware limited liability company (“Market Neutral”).

WITNESSETH:

WHEREAS, Multi-Strategy desires to acquire the properties and other assets, and to assume all of the liabilities and obligations, of Market Neutral by means of a merger of Market Neutral with and into Multi-Strategy;

WHEREAS, Section 18-209 of the Delaware Limited Liability Company Act, 6 Del. C. §18-101, et seq. (the “Delaware Act”) permits the merger of a Delaware limited liability company with and into a Delaware limited liability company;

WHEREAS, Section 8.9 of the Limited Liability Company Agreement of Multi-Strategy, dated as of August 22, 2002 (the “Multi-Strategy Agreement”), permits Multi-Strategy to merge with or into one or more limited liability companies formed under the Delaware Act in accordance with Section 18-209(b) of the Delaware Act;

WHEREAS, Section 8.9 of the Limited Liability Company Agreement of Market Neutral, dated as of August 22, 2002 (the “Market Neutral Agreement”), permits Market Neutral to merge with or into one or more limited liability companies formed under the Delaware Act in accordance with Section 18-209(b) of the Delaware Act;

WHEREAS, Multi-Strategy and Market Neutral now desire to merge (the “Merger”), following which Multi-Strategy shall be the surviving entity;

WHEREAS, the approval of the requisite number of members of Multi-Strategy as required under Section 18-209 of the Delaware Act will be obtained to consummate the Merger; and

WHEREAS, the approval of the requisite number of members of Market Neutral as required under Section 18-209 of the Delaware Act will be obtained to consummate the Merger.

NOW THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER; CLOSING

Section 1.01. The Closing. The parties shall hold a closing of the Merger (the “Closing”), on October [—], 2008 or as soon as practicable following the Valuation Date (as defined below) (the “Closing Date”). The Closing shall be held at 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

Section 1.02. The Merger.

(a) After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, including those conditions to be satisfied or waived on the Closing Date, Multi-Strategy, which shall be the surviving entity of the Merger, shall file a certificate of merger substantially in the form of Exhibit 1 hereto (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Secretary of State”) and shall make all other filings or recordings required by Delaware law and any other applicable law in connection with the Merger. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State on the Closing Date (the “Effective Time”).

(b) At the Effective Time, Market Neutral shall be merged with and into Multi-Strategy, whereupon the separate existence of Market Neutral shall cease, and Multi-Strategy shall be the surviving entity of the Merger (the “Surviving LLC”) in accordance with Section 18-209 of the Delaware Act.

Section 1.03. Exchange of Interests. At the Effective Time:

(a) Each limited liability company interest in Multi-Strategy outstanding immediately prior to the Effective Time (each, an “Interest”) shall by virtue of the Merger and without any action on the part of the holder thereof, remain unchanged and continue to remain outstanding as a limited liability company interest in the Surviving LLC; and

(b) Each limited liability company interest in Market Neutral outstanding immediately prior to the Effective Time shall be exchanged for Interests as follows:

(i) All of the property, including, without limitation, all cash, cash equivalents, securities and dividend and interest receivables, owned by Market Neutral as well as any deferred or prepaid expenses shown as an asset on Market Neutral’s books (collectively, the “Market Neutral Assets”) shall be valued as of 4:00 p.m., on the last business day of the week in which the requisite approval of this Agreement and the Merger by the members of each of Market Neutral and Multi-Strategy is obtained or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in Multi-Strategy’s then current Prospectus and Statement of Additional Information. The Market Neutral assets less the aggregate liabilities of Market Neutral on the Valuation Date are herein referred to as the “Market Neutral Net Assets” (such aggregate values, the “Market Neutral Aggregate”).

(ii) All of the property, including, without limitation, all cash, cash equivalents, securities and dividend and interest receivables, owned by Multi-Strategy as well as any deferred or prepaid expenses shown as an asset on Multi-Strategy’s books (collectively, the “Multi-Strategy Assets”) shall be valued as of the Valuation Date, using the valuation procedures set forth in Multi-Strategy’s then current Prospectus and Statement of Additional Information (such aggregate value, the “Multi-Strategy Aggregate”).

(iii) The net asset value of the Interests shall be computed on the Valuation Date, using the valuation procedures set forth in Multi-Strategy’s then current Prospectus and Statement of Additional Information.

(iv) The amount of limited liability company interests in Multi-Strategy to be issued hereunder shall be determined by first dividing the Market Neutral Net Assets, by the aggregate of the Market Neutral Aggregate and Multi-Strategy Aggregate (such percentage as the “Asset Percentage”). The Asset Percentage shall then be used along with the net asset value of the Interests to determine the corresponding amount of limited liability company interests in Multi-Strategy to issue to the Market Neutral Members (as defined below) (such interests, collectively, the “New Interests”), such that the value of the Interests held by the Multi-Strategy members of the Valuation Date shall in no way be diluted.

(v) The New Interests shall then be allocated among and automatically issued to the Market Neutral Members (as defined below) pro rata in accordance with the amount of limited liability company interests each Market Neutral Member held in Market Neutral as of the close of business on the Valuation Date.

All computations of value shall be made by Aetos Alternatives Management, LLC (the “Investment Manager”) in accordance with its regular practice in pricing Multi-Strategy. Multi-Strategy shall cause the Investment Manager to deliver a copy of its valuation report at the Closing.

“Market Neutral Member” shall mean each person who is a member of Market Neutral as reflected on the books and records of Market Neutral as of the close of business on the Valuation Date. “Market Neutral Members” shall have the correlative meaning.

Section 1.04. Admission. Notwithstanding anything to the contrary contained in the Multi-Strategy Agreement, pursuant to Section 18-301(b)(3) of the Delaware Act, at the Effective Time, each Market Neutral Member shall be admitted to Multi-Strategy as a member of Multi-Strategy, issued the New Interest in accordance with Section 1.03(b) of this Agreement and shall be bound by the terms of the Multi-Strategy Agreement. Upon the foregoing, the New Interests issued to each Market Neutral Member shall be fully paid and nonassessable limited liability company interests in Multi-Strategy. The books and records of Multi-Strategy shall be revised to reflect the name and deemed contribution to the capital of Multi-Strategy of each such person.

ARTICLE II

THE SURVIVING LIMITED LIABILITY COMPANY

Section 2.01. Certificate of Formation and Limited Liability Company Agreement. The certificate of formation and limited liability company agreement of Multi-Strategy in effect at the Effective Time shall be the certificate of formation and limited liability company agreement of the Surviving LLC unless and until amended in accordance with their terms and applicable law. The name of the Surviving LLC shall be Aetos Capital Multi-Strategy Arbitrage Fund, LLC.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS

AND ASSUMPTION OF LIABILITIES

Section 3.01. Transfer, Conveyance and Assumption. At the Effective Time, Multi-Strategy shall continue in existence as the Surviving LLC, and without further transfer, succeed to and possess all of the rights, privileges and powers of Market Neutral, and all of the assets and property of whatever kind and character of Market Neutral shall vest in Multi-Strategy without further act or deed; thereafter, Multi-Strategy, as the Surviving LLC, shall be liable for all of the liabilities and obligations of Market Neutral, and any claim or judgment against Market Neutral may be enforced against Multi-Strategy, as the Surviving LLC, in accordance with Section 18-209 of the Delaware Act.

Section 3.02. Further Assurances.

(a) If at any time Multi-Strategy shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving LLC the title to any property or right of Market Neutral, or otherwise to carry out the provisions hereof, the proper representatives of Market Neutral as of the Effective Time shall execute and deliver any and all proper deeds, assignments, and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Surviving LLC, and otherwise to carry out the provisions hereof.

(b) Deregistration. As soon as practicable following the Closing, Market Neutral shall be deregistered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Copies of all books and records maintained on behalf of Market Neutral in connection with its obligations under the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), state blue sky laws or otherwise in connection with this Agreement will be delivered at the Closing to officers of Multi-Strategy or their designee, and Multi-Strategy or its designee shall comply with applicable record retention requirements to which Market Neutral is subject under the 1940 Act.

(c) Portfolio securities held by Market Neutral and represented by a certificate or other written instrument shall be presented by it or on its behalf to SEI Private Trust Company (the “Custodian”), as custodian for Multi-Strategy, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Market Neutral to the Custodian for the account of Multi-Strategy on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of “SEI Private Trust Company, Custodian for the Aetos Capital Market Neutral Strategies Fund, LLC.”

(d) In the event that on the Valuation Date, (i) the New York Stock Exchange, or any other market on which the assets of the underlying funds in which Multi-Strategy and Market Neutral invest are traded, shall be closed to trading or trading thereon shall be restricted or (i) trading or the reporting of trading in such market or elsewhere shall be disrupted so that, in the judgment of both Multi-Strategy and Market Neutral, accurate appraisal of the value of the net assets of Multi-Strategy or the Market Neutral Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

(e) If requested, Market Neutral shall deliver to Multi-Strategy or its designee (i) on the Closing Date, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Market Neutral Members and the number and percentage ownership of outstanding Market Neutral limited liability company interests owned by each such Market Neutral Member, all as of the Closing Date, and (ii) at the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Market Neutral Members’ taxpayer identification numbers and their liability for or exemption from back-up withholding. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

ARTICLE IV

COVENANTS OF MULTI-STRATEGY AND MARKET NEUTRAL

Section 4.01. Except as otherwise expressly provided herein, Multi-Strategy and Market Neutral each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

Section 4.02. Multi-Strategy will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”), relating to Multi-Strategy limited liability company interests (“Registration Statement”). Market Neutral will provide Multi-Strategy with the Proxy Materials as described in Section 5.03 below, for inclusion in the Registration Statement. Market Neutral will further provide Multi-Strategy with such other information and documents relating to Market Neutral as are reasonably necessary for the preparation of the Registration Statement.

Section 4.03. Each of Market Neutral and Multi-Strategy will call a meeting of its members to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Each of Market Neutral and Multi-Strategy will prepare a notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with such meetings; provided that Multi-Strategy and Market Neutral will furnish each other with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Multi-Strategy as is reasonably necessary for the preparation of the Proxy Materials.

Section 4.04. Market Neutral and Multi-Strategy will assist each other in obtaining such information as each reasonably requests concerning the beneficial ownership of Market Neutral or Multi-Strategy’s outstanding limited liability company interests.

Section 4.05. Subject to the provisions of this Agreement, Multi-Strategy and Market Neutral will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

Section 4.06. Market Neutral shall furnish or cause to be furnished to Multi-Strategy on or prior to the Valuation Date a statement of Market Neutral’s assets and liabilities as of such date, which statement shall be certified by Market Neutral’s Treasurer and shall be in accordance with generally accepted accounting principles consistently applied.

Section 4.07. On or prior to the Closing Date, Market Neutral shall:

(a) prepare and file all federal and other tax returns and reports of Market Neutral required by law to be filed with respect to all periods ending on                      but not theretofore filed, and

(b) pay all federal and other taxes shown as due thereon and/or all federal and other taxes that are unpaid as of such date.

Section 4.08. Multi-Strategy agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state blue sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01. Multi-Strategy Representations. Multi-Strategy represents and warrants to Market Neutral as follows:

(a) Multi-Strategy is a validly existing Delaware limited liability company with full power to carry on its business as presently conducted;

(b) Multi-Strategy is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its limited liability company interests under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding limited liability company interests of Multi-Strategy have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Limited liability company interests of Multi-Strategy are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Multi-Strategy is not subject to any stop order and is fully qualified to sell its limited liability company interests in each state in which its limited liability company interests have been registered;

(d) The current Prospectus and Statement of Additional Information of Multi-Strategy conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Multi-Strategy is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of the Multi-Strategy Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which Multi-Strategy is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Multi-Strategy or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Multi-Strategy knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Members’ Capital and Financial Highlights for the fiscal year ended January 31, 2008, of Multi-Strategy audited by PricewaterhouseCoopers LLP, Multi-Strategy’s independent registered public accounting firm (copies of which will be furnished to Market Neutral), fairly present, in all material respects, Multi-Strategy’s financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Multi-Strategy (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) All issued and outstanding Multi-Strategy limited liability company interests are, and at the Closing Date will be, duly and validly issued and outstanding. Multi-Strategy does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its limited liability company interests;

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Multi-Strategy, and this Agreement constitutes a valid and binding obligation of Multi-Strategy enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Multi-Strategy’s performance of this Agreement;

(j) The New Interests to be delivered to the Market Neutral Members pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so delivered, will be duly and validly issued limited liability company interests, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

(k) All material federal and other tax returns and reports of Multi-Strategy required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Multi-Strategy’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) Since January 31, 2008, there has been no change by Multi-Strategy in accounting methods, principles or practices, including those required by generally accepted accounting principles;

(m) The information furnished or to be furnished by Multi-Strategy for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Multi-Strategy) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and

(o) For each taxable year since its inception, Multi-Strategy has met the requirements for classification and treatment as a “partnership” within the meaning of Section 7701(a) of the Code and has not been classified or treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code, and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Multi-Strategy to continue to be classified and treated as a partnership that is not a publicly traded partnership.

Section 5.02. Market Neutral Representations. Market Neutral represents and warrants to Multi-Strategy as follows:

(a) Market Neutral is a validly existing Delaware limited liability company with full power to carry on its business as presently conducted;

(b) Market Neutral is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its limited liability company interests under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding Market Neutral limited liability company interests have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Limited liability company interests of Market Neutral are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Market Neutral is not subject to any stop order and is fully qualified to sell its Interests in each state in which its limited liability company interests have been registered;

(d) Market Neutral is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of the Market Neutral Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which Market Neutral is a party or by which it is bound;

(e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Market Neutral or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Market Neutral knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Members’ Capital and Financial Highlights of Market Neutral for the fiscal year ended January 31, 2008, audited by PricewaterhouseCoopers LLP, Market Neutral’s independent registered public accounting firm (copies of which have been or will be furnished to Multi-Strategy) fairly present, in all material respects, Market Neutral’s financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Market Neutral (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(g) Market Neutral has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(h) All issued and outstanding limited liability company interests of Market Neutral are, and at the Closing Date will be, duly and validly issued and outstanding, with no personal liability attaching to the ownership thereof. Market Neutral does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its limited liability company interests, nor is there outstanding any security convertible to any of its limited liability company interests. All such limited liability company interests will, on the Closing Date, be held by the persons and in the amounts set forth in the list of members submitted to Multi-Strategy pursuant to Section 4.02;

(i) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Market Neutral, and subject to the approval of Market Neutral’s members, this Agreement constitutes a valid and binding obligation of Market Neutral, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Market Neutral’s performance of this Agreement;

(j) All material federal and other tax returns and reports of Market Neutral required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Market Neutral’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(k) At the Closing Date, Market Neutral will have good and valid title to the Market Neutral Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Market Neutral which have not settled prior to the Closing Date), security interests or other encumbrances, and pursuant to the Merger, Multi-Strategy will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(l) On the effective date of the Registration Statement, at the time of the meeting of Market Neutral’s members and on the Closing Date, the Proxy Materials (exclusive of the currently effective Multi-Strategy Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Market Neutral for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(m) Market Neutral has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(n) For each taxable year since its inception, Market Neutral has met the requirements for classification and treatment as a “partnership” within the meaning of Section 7701(a) of the Code and has not been classified or treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code, and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Market Neutral to continue to be classified and treated as a partnership that is not a publicly traded partnership.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01. Conditions Precedent to Obligations of Market Neutral. The obligations of Market Neutral to consummate the transactions provided for herein shall be subject, at its election, to the performance by Multi-Strategy of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of Multi-Strategy contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

(b) Multi-Strategy shall have delivered to Market Neutral a certificate of its President and Treasurer, in a form reasonably satisfactory to Market Neutral and dated as of the Closing Date, to the effect that the representations and warranties of Multi-Strategy made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Market Neutral shall reasonably request;

(c) Market Neutral shall have received a favorable opinion from Clifford Chance US LLP, counsel to Multi-Strategy, dated as of the Closing Date, to the effect that:

(i) Multi-Strategy is a validly existing Delaware limited liability company, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Delaware counsel may be relied upon in delivering such opinion);

(ii) Multi-Strategy is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) this Agreement has been duly authorized, executed and delivered by Multi-Strategy and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Market Neutral, is a valid and binding obligation of Multi-Strategy enforceable against Multi-Strategy in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(iv) the New Interests to be delivered to Market Neutral Members pursuant to the Merger are duly authorized and upon such delivery will be validly issued, and no member of Multi-Strategy has any preemptive rights to subscription or purchase in respect thereof (Delaware counsel may be relied upon in delivering such opinion);

(v) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Multi-Strategy Agreement; and

(vi) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Multi-Strategy of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

(d) As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in Multi-Strategy’s Prospectus dated May 30, 2008 and Statement of Additional Information dated May 30, 2008.

Section 6.02. Conditions Precedent to Obligations of Multi-Strategy. The obligations of Multi-Strategy to complete the transactions provided for herein shall be subject, at its election, to the performance by Market Neutral of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of Market Neutral contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

(b) Market Neutral shall have delivered to Multi-Strategy at the Closing Date a certificate of its President and its Treasurer, in form and substance satisfactory to Multi-Strategy and dated as of the Closing Date, to the effect that the representations and warranties of Market Neutral made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Multi-Strategy shall reasonably request;

(c) Market Neutral shall have delivered to Multi-Strategy a statement of the Market Neutral assets and its liabilities, together with a list of Market Neutral’s portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Market Neutral;

(d) Multi-Strategy shall have received at the Closing Date a favorable opinion from Clifford Chance US LLP, counsel to Market Neutral, dated as of the Closing Date to the effect that:

(i) Market Neutral is a validly existing Delaware limited liability company and has the power to own all of its properties and assets and to carry on its business as presently conducted (Delaware counsel may be relied upon in delivering such opinion);

(ii) Market Neutral is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) this Agreement has been duly authorized, executed and delivered by Market Neutral and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Multi-Strategy, is a valid and binding obligation of Market Neutral enforceable against Market Neutral in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Market Neutral Agreement; and

(v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Market Neutral of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

(e) On the Closing Date, the Market Neutral assets shall include no assets that Multi-Strategy, by reason of limitations of the Multi-Strategy Agreement or otherwise, may not properly acquire.

Section 6.03. Further Conditions Precedent to Obligations of Multi-Strategy and Market Neutral. The obligations of Market Neutral and Multi-Strategy hereunder are each subject to the further conditions that on or before the Closing Date:

(a) The Merger, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the members of Market Neutral and the members of Multi-Strategy in accordance with the provisions of the Market Neutral Agreement and the Multi-Strategy Agreement, respectively, and the Delaware Act, and certified copies of the resolutions evidencing such approval shall have been delivered to each limited liability company;

(b) On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

(c) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by Multi-Strategy or Market Neutral to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Multi-Strategy or Market Neutral; and

(d) The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

Section 6.04. No Waiver. Notwithstanding anything herein to the contrary, neither Multi-Strategy nor Market Neutral may waive the conditions set forth in Section 7.03.

ARTICLE VII

FEES AND EXPENSES

Section 7.01. Multi-Strategy shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and blue sky expenses. Market Neutral shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

Section 7.02. In the event the transactions contemplated herein are not consummated by reason of Market Neutral being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Market Neutral’s obligations specified in this Agreement), Market Neutral’s only obligation hereunder shall be to reimburse Multi-Strategy for all reasonable out-of-pocket fees and expenses incurred by Multi-Strategy in connection with those transactions.

Section 7.03. In the event the transactions contemplated herein are not consummated by reason of Multi-Strategy being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Multi-Strategy’s obligations specified in this Agreement), Multi-Strategy’s only obligation hereunder shall be to reimburse Market Neutral for all reasonable out-of-pocket fees and expenses incurred by Market Neutral in connection with those transactions.

ARTICLE VIII

TERMINATION

Section 8.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:

(a) by mutual written consent of Multi-Strategy and Market Neutral;

(b) by either Multi-Strategy, or Market Neutral, if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining Multi-Strategy or Market Neutral from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable;

(c) by either Multi-Strategy or Market Neutral by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing Date shall not have occurred on or before [—], 2008; or

(d) by either Multi-Strategy or Market Neutral, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if

(i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date,

(ii) the other party materially breaches any of its representations, warranties or covenants contained herein,

(iii) the members of Market Neutral fail to approve this Agreement,

(iv) the members of Multi-Strategy fail to approve this Agreement,

(v) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(vi) its board of managers has determined in good faith that such actions are necessary to comply with its fiduciary duties under applicable law.

Section 8.02. Effect of Termination.

(a) Termination of this Agreement pursuant to Sections 9.01(a), (b) or (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Multi-Strategy or Market Neutral, or the managers or officers of Multi-Strategy or Market Neutral, to any other party or its managers or officers.

(b) Termination of this Agreement pursuant to Section 9.01(d) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Multi-Strategy or Market Neutral, or the managers or officers of Multi-Strategy or Market Neutral, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

ARTICLE IX

MISCELLANEOUS

Section 9.01. Amendments; No Waivers.

(a) Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by Multi-Strategy, and by Market Neutral.

(b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 9.02. Headings. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.03. Integration. All prior or contemporaneous agreements, contracts, promises, representations, and statements, if any, between Multi-Strategy and Market Neutral, or their representatives, are merged into this Agreement, and this Agreement shall constitute the entire understanding between Multi-Strategy and Market Neutral with respect to the subject matter hereof.

Section 9.04. Survival of Warranties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

Section 9.05. Multi-Strategy Liability. The obligations and liabilities of Multi-Strategy hereunder are solely those of Multi-Strategy. It is expressly agreed that no member, nominee, manager, officer, agent, or employee of Multi-Strategy shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the board of managers of Multi-Strategy and signed by authorized officers of Multi-Strategy acting as such, and neither such authorization by such managers nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

Section 9.06. Market Neutral Liability. The obligations and liabilities of Market Neutral hereunder are solely those of Market Neutral. It is expressly agreed that no member, nominee, manager, officer, agent or employee of Market Neutral shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the board of managers of Market Neutral and signed by authorized officers of Market Neutral acting as such, and neither such authorization by such managers nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

Section 9.07. Tax Considerations. The parties hereto intend to treat the Merger as a “merger or consolidation” under Treasury Regulation Section 1.708-1(c) and Section 708(b)(2)(A) of the Code and (ii) Multi-Strategy as the partnership that survives the merger or consolidation.

Section 9.08. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that, to the fullest extent permitted by law, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 9.09. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S.$100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONFIRMS AND AGREES THAT IT IS AND SHALL CONTINUE TO BE (i) SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii) SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE.

Section 9.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

By:
Name:
Title:

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

By:
Name:
Title:

EXHIBIT 1

CERTIFICATE OF MERGER

OF

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

(a Delaware limited liability company)

into

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

(a Delaware limited liability company)

dated: October     , 2008

The undersigned limited liability company formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: THE NAME AND JURISDICTION OF FORMATION OR ORGANIZATION OF EACH OF THE CONSTITUENT ENTITIES WHICH IS TO MERGE ARE AS FOLLOWS:

Name	Jurisdiction of Formation or Organization
Aetos Capital Market Neutral Strategies Fund, LLC	Delaware
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Delaware

SECOND: An Agreement and Plan Of Merger has been approved and executed by (i) Aetos Capital Market Neutral Strategies Fund, LLC, a Delaware limited liability company (the “Non-Surviving LLC”), and (ii) Aetos Capital Multi-Strategy Arbitrage Fund, LLC, a Delaware limited liability company (the “Surviving LLC”).

THIRD: The name of the surviving domestic limited liability company is Aetos Capital Multi-Strategy Arbitrage Fund, LLC.

FOURTH: The merger of the Non-Surviving LLC into the Surviving LLC shall be effective upon the filing of this Certificate Of Merger with the Secretary of State of the State of Delaware.

FIFTH: The executed Agreement and Plan of Merger is on file at a place of business of the Surviving LLC. The address of such place of business of the Surviving LLC is 375 Park Avenue, New York, New York 10152.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving LLC, on request and without cost, to any member of the Surviving LLC and any member or person holding an interest in the Non-Surviving LLC.

IN WITNESS WHEREOF, Aetos Capital Multi-Strategy Arbitrage Fund, LLC has caused this Certificate of Merger to be duly executed as of the date first written above.

Exh.1-1

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

By:
Name:
Title:	Authorized Person

Exh.1-2

Exhibit B

[Multi-Strategy prospectus to be included]

[Annual Report to be included]

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the limited liability company interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC (“Multi-Strategy”) to be issued pursuant to an Agreement and Plan of Merger, dated [            ], 2008 (the “Merger Agreement”), between Multi-Strategy and Aetos Capital Market Neutral Strategies Fund, LLC (“Market Neutral,” and together with Multi-Strategy, the “Funds”) in connection with the merger of Multi-Strategy with Market Neutral, with Multi-Strategy surviving the merger. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a member should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [—], 2008. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Aetos Capital Multi-Strategy Arbitrage Fund, LLC, 875 Third Avenue, New York, New York 10022 or by calling (212) 201-2500 or by visiting the Commission’s website at www.sec.gov.

Please retain this document for future reference.

The date of this Statement of Additional Information is [—], 2008.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated [—], 2008 (the “Proxy Statement and Prospectus”). The Proxy Statement and Prospectus has been sent to the members (“Members”) of each of Aetos Capital Multi-Strategy Arbitrage Fund, LLC (“Multi-Strategy”), and Aetos Capital Market Neutral Strategies Fund, LLC (“Market Neutral”, with each of Multi-Strategy and Market Neutral being a “Fund”), in connection with the solicitation of proxies by the Board of Managers of each Fund to be voted at the Special Meeting of Members of each Fund to be held on [—], 2008. This Statement of Additional Information incorporates by reference the Prospectus and Statement of Additional Information of Multi-Strategy dated May 30, 2008, as supplemented, and the Annual Reports of the Funds for the fiscal year ended January 31, 2008.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Fund Histories

Each Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. Each Fund was formed as a limited liability company under the laws of the State of Delaware on March 19, 2002. Each Fund’s address is 875 Third Avenue, New York, New York 10022 and its telephone number is (212) 201-2500.

Investment Policies and Practices

The investment objective and principal investment strategies of the Funds, as well as the principal risks associated with each Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

Each Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Interests”), are listed below. As defined by the Investment Company Act of 1940 (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of a Fund” means the vote, at an annual or special meeting of the Fund’s security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

•	Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the Securities Exchange Commission (the “SEC”).

•	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

•

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

•

Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.

•

Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

•

Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

•

Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry. The foregoing restriction shall not apply to the Fund’s investment in money market instruments or money market funds. This restriction also does not apply to the Fund’s investments in Portfolio Funds (as defined below).

With respect to these investment restrictions and other policies described in this Statement of Additional Information or the prospectus (except a Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. A Fund’s investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds (as defined below) in which assets of the Fund are invested, but do apply to investments made by the Fund through a Portfolio Account (as defined below).

Each Fund’s investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

As discussed in the prospectus, each Fund invests primarily in private investment funds (“Portfolio Funds”) that are managed by alternative asset managers (“Portfolio Managers”) that employ different investment strategies in pursuit of superior risk-adjusted returns. Each Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund’s assets (a “Portfolio Account”) in accordance with the Portfolio Manager’s investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Funds and Portfolio Funds, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

Equity Securities

The investment portfolios of Portfolio Funds and Portfolio Accounts may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Portfolio Managers may generally invest the assets of Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

A Portfolio Fund’s or Portfolio Account’s investments in non-investment grade debt securities (commonly known as “junk bonds”), including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Junk bonds in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of junk bonds to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under “Risk Factors—Non-U.S. Investments.”

As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund’s or Portfolio Account’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund or Portfolio Account to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund’s or Portfolio Account’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund’s or Portfolio Account’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Fund’s or a Portfolio Fund’s investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in a Fund’s or Portfolio Fund’s investment

Commodities

Certain Portfolio Funds and Portfolio Accounts may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for a commodity while the Portfolio Fund or Portfolio Account has invested directly in that commodity, the value of the Portfolio Fund or Portfolio Account’s investment in that commodity may change accordingly.

In addition, the values of commodities are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices. These additional variables may create additional investment risks which subject the Portfolio Fund or Portfolio Account’s investments to greater volatility than investments in traditional securities.

Money Market Instruments

The Funds, Portfolio Funds and Portfolio Accounts may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or may hold cash or cash equivalents in such amounts as the Investment Manager or Portfolio Managers deem appropriate under the circumstances. The Funds or Portfolio Funds also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the relevant Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the relevant Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. Each Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund’s or Portfolio Account’s investment portfolio.

Special Investment Techniques

Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

Derivatives. Portfolio Funds and Portfolio Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund’s or Portfolio Account’s performance.

If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund’s or Portfolio Account’s return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures. The Portfolio Managers may utilize options and futures contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Portfolio Funds and Portfolio Accounts may include options on baskets of specific securities.

The Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s or Portfolio Account’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Portfolio Funds and Portfolio Accounts could cause a Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, each Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator. In connection with its management of each Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in each Fund’s Prospectus or this Statement of Additional Information. There is no overall limitation on the percentage of a Fund’s net assets which may be subject to a hedge position.

Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of a Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

Successful use of futures also is subject to a Portfolio Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Some or all of the Portfolio Managers may purchase and sell commodity futures. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Portfolio Managers may enter into equity, interest rate, and index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Portfolio Fund’s or Portfolio Account’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund’s or Portfolio Account’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, a Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. A Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. None of the Funds currently intends to use swaps or other derivatives in this manner.

Lending Portfolio Securities

A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio

Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

Board of Managers

Each Fund’s Board provides broad oversight over the operations and affairs of the Fund. Each Fund’s Board has overall responsibility to manage and control the business affairs of the relevant Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. Each Fund’s Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The members of the Funds’ Boards of Managers are not required to contribute to the capital of any of the Funds or to hold Interests in any Fund. A majority of the Board of Managers are persons who are not “interested persons” (as defined in the Investment Company Act) of the Funds (collectively, the “Independent Board Members”). Each Fund’s Board of Managers met five times during the fiscal year ended January 31, 2008.

The Independent Board Members perform the same functions for each Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. In addition, each of the Independent Board Members serves on each Fund’s Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of each Fund’s independent auditors; directing investigations into matters within the scope of the independent auditors’ duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund’s Audit Committee met two times during the fiscal year ended January 31, 2008.

The Independent Board Members also serve on each Fund’s Nominating Committee. The Nominating Committee evaluates the qualifications and experience of potential candidates to serve as Independent Board Members of the Funds, and nominates candidates for consideration by the full Board. Each Fund’s Nominating Committee did not meet during the fiscal year ended January 31, 2008.

The identity of the Board of Managers and Officers for the Funds and brief biographical information regarding each member of the Board of Managers and each Officer is set forth below. The same persons serve as members of the Board of Managers and Officers for each of the Funds and for Aetos Capital Distressed Investment Strategies Fund, LLC (the “Distressed Fund”), Aetos Capital Long/Short Strategies Fund, LLC (the “Long/Short Fund”) and Aetos Capital Opportunities Fund, LLC (the “Capital Opportunities Fund”). The Funds, the Distressed Fund, the Long/Short Fund and the Capital Opportunities Fund collectively constitute each of the “family of investment companies” and the “fund complex” for purposes of the following tables. Each Manager who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act, is indicated by an asterisk.

Managers

Name, (Age) and Address	Manager Since	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Dollar Range of Interests in the Funds as of December 31, 2007	Aggregate Dollar Range of Interests in all Funds overseen or to be overseen in Family of Investment Companies as of December 31, 2007
INTERESTED BOARD MEMBER:

Michael Klein* (49) 875 Third Avenue New York, NY 10022	2003	Co-President and Managing Director, Aetos Alternatives Management, LLC, April 2004-present, Managing Director, Aetos Capital, LLC, March 2000-present; Director/Trustee of certain funds in the Morgan Stanley fund complex, August 2006-present; Managing Director, Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds, June 1998-March 2000; Principal, Morgan Stanley Dean Witter Investment Management, August 1997-December 1999.	over $100,000	over $100,000

INDEPENDENT BOARD MEMBERS:

Ellen Harvey (54) 756 Rugby Road Bryn Mawr, PA 19010	2002

Principal, Vanguard, January 2008-present; Senior Vice President, Mercantile Bankshares, February 2003-September 2007; Partner and Manager of Fixed Income, Brown Investment Advisory and Trust Co., April 2000-December 2002;

Partner, Miller Anderson & Sherrerd/Morgan Stanley Dean Witter Investment Management, October 1984-January 2000.

			over $100,000	over $100,000

Pierre de Saint Phalle (59) 280 Park Avenue Floor 40W New York, NY 10017	2002	Managing Director and Consultant, Promontory Financial Group, March 2005-present, Chairman, Atlantic Whitehall Funds, January 2004-Present; Managing Director and Chief Legal Officer, iFormation Group, November 2000-November 2003; Partner, Davis Polk & Wardwell January 1983-October 2000.	over $100,000	over $100,000

Warren J. Olsen (51) 1200 17th Street Suite 2650 Denver, CO 80202	2003	Chairman and Chief Investment Officer, First Western Investment Management, September 2002-present; President and CEO, IBJ Whitehall Asset Management Group, May 1999-February 2002.	over $100,000	over $100,000

*	“Interested Person,” as defined in the Investment Company Act.

Officers

Name, (Age) and Address	Position Held with Each Fund	Principal Occupation(s) or Employment During Past Five Years
Anne Casscells (49) 2180 Sand Hill Road, Suite 410 Menlo Park, CA 94025	Chief Investment Officer	Managing Director, Aetos Capital, LLC, October 2001- present; Chief Investment Officer, Stanford Management Company, November 1998- September 2001; Managing Director of Investment Policy Research, Stanford University, April 1996-October 1998.

Michael Klein (49) 875 Third Avenue New York, NY 10022	President	See biographical information under “Managers”.

Scott Sawyer (39) 875 Third Avenue New York, NY 10022	Treasurer

Vice President, Aetos Capital, LLC, August 2004-present; Client Portfolio Manager, GE Asset Management, 2002-July 2004; Manager of Fund Operations, GE Asset Management 2000-2002;

Audit Manager, PricewaterhouseCoopers LLP, 1998-2000.

Harold J. Schaaff (47) 875 Third Avenue New York, NY 10022	Vice President, Secretary and Chief Compliance Officer	General Counsel and Managing Director, Aetos Capital, LLC, March 2001-present; President, Morgan Stanley Institutional Funds, March 2000- March 2001; Managing Director, Morgan Stanley Dean Witter Investment Management, December 1999-March 2001.

Reid Conway (36) 875 Third Avenue New York, NY 10022	Assistant Secretary	Vice President, Aetos Capital, LLC, May 2004 – present; Assistant Vice President, Alliance Capital Management, December 1999-May 2004.

The Board Members serve on each Fund’s Board for terms of indefinite duration. A Board Member’s position in that capacity will terminate if the Board Member is removed, resigns or is subject to various disabling events such as death or incapacity. A Board Member may resign upon 90 days’ prior written notice to the other Board Members, and may be removed either by vote of two-thirds of the Board Members not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Board Members will render assistance to Members on the question of the removal of Board Members in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Board Member, the remaining Board Members may appoint an individual to serve as a Board Member, so long as immediately after such appointment at least two-thirds of the Board Members then serving would have been elected by the Members. The Board Members may call a meeting of Members to fill any vacancy in the position of a Board Member, and must do so within 60 days after any date on which Board Members who were elected by the Members cease to constitute a majority of the Board Members then serving. If no Board Member remains to manage the business of the Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of Members of the Fund within 60 days for the purpose of either electing new Board Members or dissolving the Fund.

Compensation

Name of Board Member	Aggregate Compensation from each Fund**[To be confirmed]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and Fund Complex Paid to Managers**
Michael Klein	$0	None	None	$0
Ellen Harvey	$45,000	None	None	$45,000
Pierre de Saint Phalle	$45,000	None	None	$45,000
Warren J. Olsen	$46,900	None	None	$46,900

**	For the fiscal year ended January 31, 2008. Amount does not include reimbursed expenses for attending Board meetings.

Investment Advisory and Other Services

The Investment Manager

Aetos Alternatives Management, LLC (the “Investment Manager”) serves as the investment manager for each Fund, subject to the ultimate supervision of and subject to any policies established by the Fund’s Board. The Investment Manager has operated as an investment adviser since January 2002. The Investment Manager (including its subsidiaries) managed more than $5.3 billion of assets as of April 30, 2008. The Investment Manager is located at 875 Third Avenue, New York, New York 10022.

Pursuant to the terms of the investment advisory agreements entered into between each Fund and the Investment Manager, each dated as of January 22, 2008 (each, an “Advisory Agreement”), the Investment Manager is responsible for developing, implementing and supervising each Fund’s investment program and for providing day-to-day investment management services to each Fund. The Investment Manager is primarily responsible for the selection of Portfolio Managers and the allocation of the assets of each Fund for investment among the Portfolio Managers. In addition, the Investment Manager is responsible for investing the cash portion of each Fund’s assets not invested in Portfolio Funds or through Portfolio Accounts.

Each Advisory Agreement requires the Investment Manager, at its expense, to provide the relevant Fund with adequate office space, facilities and equipment, and to provide certain administrative services to the Fund, including: the compilation and maintenance of records with respect to the Fund’s operations (excluding the preparation of accounting and investor records); with the assistance of the Fund’s administrator, legal counsel and independent accountants, the preparation of materials relating to meetings of its Board and Members, and the preparation and filing of required regulatory reports; and the supervision of services provided by the Fund’s administrator and custodian.

The Investment Manager is authorized, subject to the approval of a Fund’s Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Investment Manager in providing these services, subject to the requirement that the Investment Manager supervise the rendering of any such services to the Fund by its affiliates.

In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund pays the Investment Manager a monthly management fee (the “Management Fee”) computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests). For the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008, each Fund paid the Investment Manager the amount set forth below:

	Amount Payable	Amount Waived	Net Amount Paid
Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Fiscal Year Ended January 31, 2006	$2,075,183	N/A	$2,075,183

Fiscal Year Ended January 31, 2007	$2,907,589	N/A	$2,907,589

Fiscal Year Ended January 31, 2008	$4,136,859	N/A	$4,136,859

Aetos Market Neutral Fund, LLC

Fiscal Year ended January 31, 2006	$666,090	N/A	$666,090

Fiscal Year Ended January 31, 2007	$814,980	N/A	$814,980

Fiscal Year Ended January 31, 2008	$969,095	N/A	$969,095

The Investment Manager has served as the investment manager of each Fund since each Fund’s inception. James M. Allwin, Chairman of each Fund’s Board and the Chief Executive Officer of Aetos Capital, LLC (the parent entity of the Investment Manager), died on October 19, 2007. Because Mr. Allwin had a controlling interest in the Investment Manager, Mr. Allwin’s death resulted in the automatic termination of each Fund’s original investment advisory agreement (each, an “Original Advisory Agreement”) pursuant to the Investment Company Act. On October 18, 2007, each Fund’s Board (as well as a majority of the Independent Board Members acting separately) approved an interim investment advisory agreement between each Fund and the Investment Manager, with terms and conditions identical (other than effective dates) to the terms and conditions of the Original Investment Advisory (each, an “Interim Advisory Agreement”), pursuant to which the Investment Manager continued to provide investment management services to each Fund under the same terms as the terminated Original Advisory Agreements. Each Fund’s Interim Advisory Agreement took effect upon the termination of each Fund’s Original Investment Advisory Agreement and was scheduled to terminate upon the sooner to occur of (i) March 14, 2008 or (ii) the approval by each Fund’s Members of a successor investment advisory agreement between the Fund and the Investment Manager. Each Fund’s Advisory Agreement was subsequently approved by each Fund’s Board on January 22, 2008 and by the Members of each Fund on February 18, 2008. The terms and conditions of the Advisory Agreements are identical (other than effective dates) to the terms and conditions of the Original Advisory Agreements.

Each Advisory Agreement has an initial term of two years, and may be continued in effect from year to year thereafter if such continuance is approved annually by the relevant Board or by vote of a majority of the outstanding voting securities of that Fund; provided that in either event the continuance is also approved by a majority of the Independent Board Members by vote cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the factors considered by each Fund’s Board of Managers in approving each Advisory Agreement is set forth in each Fund’s annual report to its Members for the six-month period ended January 31, 2008.

Each Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the relevant Fund; or by the Investment Manager. Each Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules thereunder.

Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Investment Manager is not liable for any loss a Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

The Investment Manager or its designee maintains each Fund’s accounts, books and other documents required to be maintained under the Investment Company Act at 875 Third Avenue, New York, New York 10022.

Other Accounts Managed

The following tables show information regarding accounts (other than the Funds) managed by each named portfolio manager as of December 31, 2007.

Anne Casscells James Gibbons Michael Klein	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts where Advisory Firm’s Fee is Based on Account Performance	Total Assets in Accounts where Advisory Firm’s Fee is Based on Account Performance ($ million)
Registered Investment Companies	None	N/A	N/A	N/A

Other Pooled Investment Vehicles	None	N/A	N/A	N/A

Other Accounts	10	3,325	5	2,070

Material Conflicts of Interest

The Investment Manager manages multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, collective trusts, or offshore funds. The Investment Manager manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. The Investment Manager has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Description of Compensation

Professionals employed by the Investment Manager are subject to a compensation structure that includes base salary and a discretionary bonus. Bonuses are variable and depend on many factors, including firm, business unit and individual performance relative to established benchmarks and criteria. Individuals that consistently exceed performance objectives are eligible for promotions and/or equity participation in the firm. Officers are also eligible to share in the net profits of the business under a profit participation plan. Participation amounts are determined on the basis of performance and contribution. In addition, all managing directors of the Investment Manager have a common equity membership in Aetos Capital, LLC.

Ownership of Securities

As of January 31, 2008, the portfolio managers owned Interests of the Funds as follows:

	Aetos Capital Multi-Strategy Fund	Aetos Market Neutral Fund [To be confirmed]
Anne Casscells	$100,001-500,000	$50,001-100,000

James Gibbons	$100,001-500,000	$50,001-100,000

Michael Klein	$10,000-50,000	$10,001-50,000

Fund Expenses

Each Fund bears all expenses incurred in its business and operations other than those specifically required to be borne by the Investment Manager pursuant to each Advisory Agreement. Expenses borne by each Fund include, but are not limited to, the following:

•

all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

•	all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

•	all costs and expenses associated with the organization of separate investment funds managed by Portfolio Managers retained by the Fund;

•

attorneys’ fees and disbursements associated with updating the Fund’s registration statement, prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

•	the costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;

•

the fees and disbursements of legal counsel to the Fund, legal counsel to the Independent Board Members, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

•	the fees and charges of the Fund’s custodian and administrator;

•	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

•	all expenses of computing the Fund’s net asset value, including any equipment or services obtained for these purposes;

•	all charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Manager and any custodian or other agent engaged by the Fund; and

•	such other types of expenses as may be approved from time to time by the Board of Managers.

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by each Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to each Fund. These expenses, fees and allocations will be in addition to those incurred by each Fund and its Members.

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by each Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to each Fund. These expenses, fees and allocations will be in addition to those incurred by each Fund and its Members.

Brokerage

Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund or Portfolio Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account. For the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008, each Fund paid no brokerage commissions.

It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Funds. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

Custodian

SEI Private Trust Company (the “Custodian”) serves as the primary custodian of the assets of each Fund, and may maintain custody of the assets of each Fund with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by each Fund’s Board. Assets of each Fund are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Accountants and Legal Counsel

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of each Fund. Its principal business address is 300 Madison Avenue, New York, New York 10017.

Clifford Chance US LLP, New York, New York, acts as legal counsel to the Funds. Its principal business address is 31 West 52nd Street, New York, NY 10019.

Tax Aspects

The following is a summary of certain aspects of the U.S. Federal income taxation of the Funds and their U.S. Members which should be considered by a prospective Member. The Funds have not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state or local agency with respect to any of the tax issues affecting the Funds, nor have they obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Fund as a partnership for Federal income tax purposes, and there can be no assurance that the Service will not disagree with or that a court will sustain the positions discussed herein.

This summary only discusses certain aspects of the U.S. Federal income tax treatment of the Funds and is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, existing, temporary and proposed Treasury Regulations (the “Regulations”) and administrative pronouncements in existence on the date hereof, all of which are subject to change or different interpretations possibly with retroactive effect. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

Each prospective Member should consult with its own tax adviser in order fully to understand the U.S. Federal, state, local and foreign income tax consequences of an investment in a Fund.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the Statement of Additional Information regarding liquidity and other financial matters to ascertain whether the investment objectives of a Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own tax adviser regarding the acquisition of Interests.

Tax Treatment of Fund Operations

Classification of the Funds. The Funds have previously received an opinion of Clifford Chance US LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of each Fund’s Board, each Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in a Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Funds may not be eligible for any of those safe harbors. In particular, a Fund will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if it has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership’s status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Clifford Chance US LLP has previously rendered its opinion that, under this “facts and circumstances” test, and based upon the anticipated operations of the Funds as well as the legislative history to Section 7704 of the Code, the text of the Section 7704 Regulations and certain representations of each Fund’s Board, the interests in a Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, the Fund will not be treated a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members of the Fund to the extent of the current or accumulated earnings and profits of the Fund; and Members of the Fund would not be entitled to report profits or losses realized by the Fund.

Unless otherwise indicated, references in the following discussion of the Federal income tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of a fund, and those indirectly attributable to the Fund as a result of it being an investor in a Portfolio Fund.

As a partnership, each Fund is not itself subject to Federal income tax. Each Fund files an annual partnership information return with the Service which reports the results of operations. Each Member of a Fund is required to report separately on its income tax return its distributive share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member of a Fund is taxed on its distributive share of the Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

Allocation of Profits and Losses. Under each LLC Agreement, a Fund’s net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by that Fund for Federal income tax purposes. Each LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by a Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund’s net capital appreciation or net capital depreciation allocated to each Member’s capital account for the current and prior fiscal years.

Under each LLC Agreement, each Fund’s Board has the discretion to allocate specially an amount of a Fund’s capital gain (including short-term capital gain) for U.S. Federal income tax purposes to the Special Advisory Member and to a withdrawing Member to the extent that the Member’s capital account exceeds its Federal income tax basis in its Interest. There can be no assurance that, if a Fund’s Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, a Fund’s gains allocable to the remaining Members of the Fund would be increased.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754 of the Code. Under each LLC Agreement, at the request of a Member, a Fund’s Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service’s consent. The actual effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, each Fund’s Board presently does not intend to make such election.

Each Fund’s Board decides how to report the partnership items on a Fund’s tax returns, and all Members of a Fund are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which a Fund’s items have been reported. In the event the income tax returns of a Fund are audited by the Service, the tax treatment of the Fund’s income and deductions generally would be determined at the Fund level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the “Tax Matters Partner,” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

A Member receiving a cash liquidating distribution from a Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member’s adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member’s contributions to a Fund. However, a withdrawing Member of a Fund will recognize ordinary income to the extent such Member’s allocable share of the Fund’s “unrealized receivables” and “substantially appreciated inventory items” exceeds the Member’s basis in such “unrealized receivables” and “substantially appreciated inventory items”, respectively (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by a Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash non-liquidating distribution will recognize income in a similar manner, but only to the extent that the amount of the distribution exceeds such Member’s adjusted tax basis in its Interest.

Each LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation of gain may result in the withdrawing Member of a Fund recognizing capital gain, which may include short-term capital gain, in the Member’s last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Mandatory Basis Adjustments

The Funds are generally required to adjust their tax basis in their assets in respect of all Members in cases of partnership distributions that result in a “substantial basis reduction” (i.e., in excess of $250,000) in respect of the relevant partnership’s property. The Funds also are required to adjust their tax basis in their assets in respect of a transferee Member in the case of a sale or exchange of an Interest, or a transfer upon death, when there exists a “substantial built-in loss” (i.e., in excess of $250,000) in respect of Fund property immediately after the transfer. For this reason, the Funds will require (i) a Member who receives a distribution from the Funds in connection with a complete withdrawal, (ii) a transferee of an Interest (including a transferee in case of death) and (iii) any other Member in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Interest.

Distributions of Property and Adjusted Basis

A partner’s receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” within the meaning of Section 731(c)(3)(C)(i) of the Code and the recipient is an “eligible partner” within the meaning of Section 731(c)(3)(C)(iii) of the Code. Each Fund will determine at the appropriate time whether it qualifies as an “investment partnership.” Assuming it so qualifies, if a Member of a Fund is an “eligible partner,” which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

A Member’s tax basis for its interest in a Fund will include the amount of money the Member contributed to the Fund. A Member’s tax basis will be increased by the Member’s respective share of the Fund’s taxable income and gains, and will be decreased by distributions from the Fund to the Member and by the Member’s respective share of any taxable losses.

Tax Treatment of Fund Investments

In General. Each Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see “Currency Fluctuations – ‘Section 988’ Gains or Losses” below) and certain other transactions described below, each Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which a Fund’s holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a Fund.

The maximum ordinary income tax rate for individuals is currently 35% and, in general, the maximum individual income tax rate for “qualified dividend income” (generally, a dividend from shares (held for certain holding periods) from certain domestic corporations, and from certain qualified foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States), and for long-term capital gains is 15% (unless the taxpayer elects to be taxed at ordinary rates – see “Limitation on Deductibility of Interest and Short Sale Expenses” below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

Each Fund may realize ordinary income from dividends and accruals of interest on securities. Each Fund may hold debt obligations with “original issue discount.” In such case, a Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. Each

Fund may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, a Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. Each Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by a Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered “miscellaneous itemized deductions” which, for a noncorporate Member, may be subject to restrictions on their deductibility. See “Deductibility of Fund Investment Expenditures by Noncorporate Members” below. Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income.

Currency Fluctuations – “Section 988” Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by a Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to a Fund’s investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, a Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” (see “Section 1256 Contracts” below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by a Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as “marking to market”), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by a Fund in computing its taxable income for such year. If a Section 1256 Contract held by a Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See “Currency Fluctuations – ‘Section 988’ Gains or Losses.”) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to the Regulations, a Fund (and any Portfolio Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Regulations’ mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by a Fund will be accepted by the Service.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Effect of Straddle Rules on Members’ Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by a Fund as “straddles” for Federal income tax purposes. The application of the “straddle” rules in such a case could affect a Member’s holding period for the securities involved and may defer the recognition of losses with respect to such securities.

Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for “investment interest” (i.e., interest or short sale expenses for “indebtedness properly allocable to property held for investment”). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, a Fund’s activities will be treated as giving rise to investment income for a Member of the Fund, and the investment interest limitation would apply to a noncorporate Member’s share of the interest and short sale expenses attributable to the Fund’s operation. In such case, a noncorporate Member of a Fund would be denied a deduction for all or part of that portion of its distributive share of the Fund’s ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member of a Fund on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

Deductibility of Fund Investment Expenditures by Noncorporate Members. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2008, $159,950 or $79,975 for a married person filing a separate return) to deduct itemized deductions including such investment expenses. Under such provision, itemized deductions in excess of 2% of adjusted gross income may only be deducted to the extent that they exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. In taxable years beginning in 2008 and 2009, this limitation on itemized deductions will be reduced by a factor of two-thirds, and this limitation will be eliminated entirely in taxable years beginning in 2010. However, absent Congressional action, the limitation will not be reduced in the manner described in the preceding sentence for taxable years beginning in 2011. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member’s share of the trade or business expenses of a Fund. These limitations will apply, however, to a noncorporate Member’s share of the investment expenses of a Fund (including the fee paid to the Administrator and any fee payable to the managers of a Portfolio Fund), to the extent such expenses are allocable to a Portfolio Fund that is not in a trade or business within the meaning of the Code or to the investment activity of a Fund. Each Fund intends to treat its expenses attributable to a Portfolio Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of a Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

No deduction is allowed for sales loads paid by a Member to acquire an Interest in a Fund; instead any such fees will be included in the Member’s adjusted tax basis for its Interest in such Fund. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a “passive activity” against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from a Fund’s securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member’s share of such income and gain from a Fund. Income or loss attributable to a Fund’s investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

“Phantom Income” From Fund Investments. Pursuant to various “anti-deferral” provisions of the Code (the “Subpart F” and “passive foreign investment company” provisions), investments (if any) by a Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to a Fund’s receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

It is possible that certain dividends and interest directly or indirectly received by a Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, a Fund or a Portfolio Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax a Fund will directly or indirectly pay since the amount of a Fund’s assets to be invested in various countries is not known.

The Members of a Fund will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or a Portfolio Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

Sale of Interests

Members will not be able or allowed to freely sell or otherwise transfer their Interests. A Member that is allowed to sell its Interests generally will recognize capital gain or loss measured by the difference between the amount realized on the sale and the member’s adjusted tax basis in the Interests sold, except to the extent the gain on the sale of Interests is attributable to either unrealized receivables of a Fund or items of substantially appreciated Fund inventory, which will be treated as ordinary income. Any such capital gain or loss generally will be long-term capital gain or loss if the Member held the sold Interests for more than one year. The amount realized will include the Member’s allocable share of a Fund’s nonrecourse borrowings (as defined for Federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a liability upon the sale of Interests may exceed the Member’s cash proceeds from the sale.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is not substantially related to the exercise or performance of the organization’s exempt purpose or function. UBTI also includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, a Fund’s income (or loss) from these investments may constitute UBTI.

Each Fund may incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, each Fund will treat its short sales of securities as not involving “acquisition indebtedness” and therefore not resulting in UBTI. To the extent a Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the “average acquisition indebtedness” incurred with respect to such securities is of the “average amount of the adjusted basis” of such securities during the taxable year.

To the extent a Fund recognizes gain from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of the disposition of the securities, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such “acquisition indebtedness” is of the “average amount of the adjusted basis” of such securities during the taxable year. In determining the unrelated debt-financed income of a Fund, an allocable portion of deductions directly connected with a Fund’s debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

Since the calculation of a Fund’s “unrelated debt-financed income” is complex and will depend in large part on the amount of leverage, if any, used by a Fund from time to time, it is impossible to predict what percentage of a Fund’s income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization’s share of the income or gains of a Fund which is treated as UBTI may not be offset by losses of the exempt organization either from that Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that a Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. Each Fund will be required to report to a Member of the Fund which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by a Fund is highly complex, and there is no assurance that a Fund’s calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of a Fund’s income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in a Fund generally should not affect the tax-exempt status of such an exempt organization. However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from a Fund. (See “ERISA Considerations.”)

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in a Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in a Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in a Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in a Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in a Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires more than 20% of the capital interest or profits interest of a Fund, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its interest in a Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the relevant Fund is “passive” within the meaning of the applicable provisions of the Code and Regulations. Although there can be no assurance, each Fund’s Board believes that the Fund will meet such 95% gross income test.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See “ERISA Considerations.”)

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Tax Shelter Reporting Requirements

Under Treasury Regulations, the activities of a Fund may include one or more “reportable transactions,” requiring such Fund and, in certain circumstances, a Member to file information returns as described below. In addition, the Investment Manager and other material advisors to a Fund may each be required to maintain for a specified period of time a list containing certain information regarding the “reportable transactions” and the Fund’s investors, and the Service could inspect such lists upon request.

A “reportable transaction” of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code exceeding certain thresholds described below (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility), unless the transaction has been exempted from reporting by the Service. Subject to certain significant exemptions described below, a partner will be treated as participating in a partnership’s “loss transaction,” and thus be required to report the transaction, if (i) the partner’s allocable share of such a partnership’s loss exceeds $2 million in any one taxable year or $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into) for non-corporate partners, and for corporate members, the thresholds are $10 million in any one taxable year or $20 million over the six-year period described above, or (ii) the partner is an individual or a trust which is allocated in any one taxable year a loss of at least $50,000 from a Section 988 transaction (see “Currency Fluctuations—‘Section 988’ Gains or Losses” above).

The Service has published guidance exempting from the reporting requirements many of each Fund’s transactions that are marked to market under Sections 475 and 1256 of the Code, provided that the Fund has a “qualifying basis” in the assets underlying the transaction. Assets with a “qualifying basis” include, among others, certain assets purchased by the Fund for cash.

The Regulations require each Fund to complete and file Form 8886 (“Reportable Transaction Disclosure Statement”) with its tax return for each taxable year in which such Fund participates in a “reportable transaction.” Additionally, each Member treated as participating in a reportable transaction of a Fund is required to file Form 8886 with its tax return. Such Fund and any such Member, respectively, must also submit a copy of the completed form with the Service’s Office of Tax Shelter Analysis. Each Fund intends to notify the Members that it believes (based on information available to the Fund) are required to report a transaction of such Fund, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to such Fund’s transactions.

Under the above rules, a Member’s recognition of a loss upon its disposition of an interest in the Fund could also constitute a “reportable transaction” for such Member.

Under current legislation, a significant penalty is imposed on taxpayers that participate in a “reportable transaction” and fail to make the required disclosure. The penalty is generally $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a “listed transaction”). Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

Certain Considerations for Non-U.S. Members

The discussion under this heading applies to certain Members who are not “U.S. persons” as determined for U.S. federal income tax purposes (“non-U.S. Members”). The term “U.S. person” means: (i) an individual citizen or resident of the United States for U.S. federal income tax purposes; (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any political subdivision thereof or therein; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of source; (iv) a trust if both (a) a U.S. court is able to exercise primary supervision over its administration and (b) one or more U.S. persons has the authority to control all of its substantial decisions, or a trust that has made a valid election under U.S. Treasury Regulations to be treated as a domestic trust; or (v) a partnership to the extent the interests therein are held by any of the foregoing.

Given the nature of the Funds’ investment activities, a non-U.S. Member generally should not be subject to regular U.S. federal income taxation on its allocable share of Fund income where such Member’s nexus with the U.S. is solely as a result of an investment in Interests. No assurances can be given in this respect, however. Dividends and certain interest income allocable to non-U.S. Members will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty).

If, contrary to a Fund’s expectations, the Fund were treated as being engaged in a U.S. trade or business, then each non-U.S. Member generally would be subject to regular U.S. federal income taxation on its allocable share of Fund income. In such a case, each non-U.S. Member would be required to file a U.S. federal income tax return reporting its allocable share of Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Member’s ultimate U.S. federal income tax liability, and the non-U.S. Member would be entitled to a refund to the extent that the amount withheld exceeded such Member’s U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member’s allocable share of Fund income may also be subject to a 30% U.S. branch profits tax.

Different rules from those described above may apply in the case of a non-U.S. member: (i) that has an office or other fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business; (ii) who is an individual present in the United States for 183 or more days in the taxable year of the disposition or has a “tax home” in the United States for U.S. federal income tax purposes; (iii) who is a former citizen or resident of the United States; or (iv) that is a controlled foreign corporation, a foreign insurance company that holds Interests in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulated earnings to avoid U.S. federal income tax.

Each prospective non-U.S. Member should consult its own tax adviser regarding the tax consequences of an investment in a Fund.

State and Local Taxation

In addition to the Federal income tax consequences described above, prospective Members should consider potential state and local tax consequences of an investment in a Fund. State and local tax laws may differ in their treatment of limited liability companies such as the Funds. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member’s distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member’s share of the partnership’s income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

Each Fund that is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership solely engaged in purchasing and selling securities for its “own account.” (This exemption may not be applicable to the extent a partnership in which a Fund invests conducts a business in New York City.) By reason of a similar exemption, it is also expected that an individual Member of a Fund who is a nonresident of New York should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Member will also not be subject to New York City earnings tax on nonresidents with respect to his investment in a Fund.

Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a Member’s share of some or all of a Fund’s expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation may be treated as doing business in New York State and New York City, respectively, and may be subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively. Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation’s taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership’s income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

Regulations under both the New York State corporate franchise tax and New York City general corporation tax, however, provide an exemption to this general rule in the case of a “portfolio investment partnership,” which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2) of the Code as qualifying gross income for this purpose. The qualification of a Fund as a “portfolio investment partnership” with respect to its investments through Portfolio Accounts and Portfolio Funds must be determined on an annual basis and, with respect to a taxable year, a Fund and/or one or more Portfolio Funds may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing Member of a Fund may be treated as doing business in New York State and New York City as a result of its interest in the Fund or its indirect interest in a nonqualifying Portfolio Fund.

New York State has enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than S corporations). Accordingly, a Fund may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for such Fund’s own account.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in a Fund.

ERISA and Certain Other Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in a Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects—Unrelated Business Taxable Income” and “—Certain Issues Pertaining to Specific Exempt Organizations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in a Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because each Fund is registered as an investment company under the Investment Company Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.

A Benefit Plan which proposes to invest in a Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Members may currently maintain relationships with the Investment Manager or their affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Members should consult with their own counsel and other advisors to determine if participation in a Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in a Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of non-ERISA Plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Statement of Additional Information and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

Repurchases and Transfers of Interests

Repurchase Offers. As discussed in the prospectus, offers to repurchase Interests will be made by a Fund at such times and on such terms as may be determined by the Fund’s Board of Managers (the “Board”), in its sole discretion in accordance with the provisions of applicable law. In determining whether a Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Fund’s Board will consider the recommendation of the Investment Manager. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

A Fund’s Board will cause the Fund to make offers to repurchase Interests or portions thereof from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to all Members of the Fund or persons holding Interests acquired from such Members. When a Fund’s Board determines that the Fund will repurchase Interests or portions thereof, notice will be provided to each Member of the Fund describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interests (which is calculated once a month at month-end) from SEI Investments Mutual Funds Services, the administrator for the Funds, during such period. If a repurchase offer is oversubscribed by Members, the relevant Fund will repurchase only a pro rata portion of the Interests tendered by each Member.

Upon its acceptance of tendered Interests for repurchase, a Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

Payment for repurchased Interests may require a Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by a Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

Mandatory Redemptions. As noted in the prospectus, each Fund has the right to redeem an Interest or portion of an Interest of a Member or any person acquiring an Interest or portion thereof from or through a Member under certain circumstances. Such mandatory redemptions may be made if, in the judgment of the Board:

☐  an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

☐  ownership of an Interest by a Member or other person will cause a Fund to be in violation of, or subject a Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

☐  continued ownership of such an Interest may be harmful or injurious to the business or reputation of a Fund or the Investment Manager, or may subject a Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

☐  any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

☐  it would be in the best interests of a Fund to redeem an Interest or portion thereof.

In the case of a mandatory redemption, the Member or other person would receive the net asset value of the Interest or portion thereof subject to such redemption calculated as of the date of the redemption.

Transfers of Interests. No person may become a substituted Member of a Fund without the written consent of the Fund’s Investment Manager, which consent may be withheld for any reason in its sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Investment Manager, which may be withheld in its sole discretion. Without limiting the foregoing, the Investment Manager generally will consent to a transfer if it is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member’s immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Investment Manager may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to the relevant Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notice to a Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer an Interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Interest if the transfer involves less than its entire Interest, is at least equal to a Fund’s minimum investment requirement.

Any transferee meeting a Fund’s eligibility requirements that acquires an Interest or portion thereof in a Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the relevant LLC Agreement. If a Member transfers an Interest or portion thereof with the approval of the Investment Manager, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by a Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, a Fund reserves the right to redeem its Interest. Any transfer of an Interest in violation of the relevant LLC Agreement will not be permitted and will be void.

Each LLC Agreement provides that each Member has agreed to indemnify and hold harmless the relevant Fund, the Managers, the Investment Manager, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

Conflicts of Interest

The Investment Manager. The Investment Manager also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Funds (“Aetos Accounts”). The Funds have no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, provide investment advisory services to the Funds are engaged in substantial activities other than on behalf of the Funds, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between each Fund and the Aetos Accounts. Such persons devote only so much time to the affairs of each Fund as in their judgment is necessary and appropriate.

Participation in Investment Opportunities. The Investment Manager expects to employ an investment program for each Fund that is substantially similar to the investment program employed by it for certain Aetos Accounts. As a general matter, the Investment Manager will consider participation by each Fund in all appropriate investment opportunities that are under consideration for those other Aetos Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Aetos Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit a Fund’s assets. There also may be circumstances under which the Investment Manager will consider participation by Aetos Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of a Fund, or vice versa.

The Investment Manager evaluates for each Fund and for each Aetos Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for a Fund or an Aetos Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Funds and the Aetos Accounts in the context of any particular investment opportunity, the investment activities of the Funds and the Aetos Accounts may differ from time to time. In addition, the fees and expenses of the Funds differs from those of the Aetos Accounts. Accordingly, the future performance of the Funds and the Aetos Accounts will vary.

When the Investment Manager determines that it would be appropriate for a Fund and one or more Aetos Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that a Fund participate, or participate to the same extent as the Aetos Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where a Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Aetos Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for a Fund and the Aetos Accounts, thereby limiting the size of a Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for a Fund and the Aetos Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, a Fund may be legally restricted from entering into a “joint transaction” (as defined in the Investment Company Act) with the Aetos Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Aetos Accounts, that are the same, different or made at a different time than positions taken for a Fund.

Other Matters. Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, any of the Funds. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, a Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for a Fund to purchase (or sell), and the Investment Manager has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Investment Manager and its affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

Control Persons

[To be Updated]

As of April 30, 2008, Rivendale Absolute Return Strategies, Ltd. owned 11.47% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Rivendale Absolute Return Strategies, Ltd. is c/o Fortis Fund Services Ltd., 3701 Cosco Tower, 183 Queen’s Road Central, Hong Kong.

As of April 30, 2008, Chrysler LLC Master Retirement Trust owned 13.37% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Chrysler LLC Master Retirement Trust is 1000 Chrysler Drive, 485-02-20, Auburn Hills, MI 48326.

As of April 30, 2008, AEC Equity Investments I, Ltd. owned 7.03% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of AEC Equity Investments I, Ltd. is P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.

As of April 30, 2008, Kaiser Foundation Hospitals owned 11.37% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Kaiser Foundation Hospitals is 1 Kaiser Plaza, 13th Floor Lakeside, Oakland, CA, 94612.

The persons named above are the only persons owning of record or beneficially 5% or more of the outstanding Interests of a Fund.

PROXY VOTING POLICIES AND PROCEDURES

Aetos Alternatives Management, LLC

Proxy Voting Policy

I.	Introduction

II. This policy sets forth Aetos Alternatives Management, LLC (“AAM”) policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the “named fiduciary” for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

III.	Routine Corporate Matters

IV. AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i) Appointment or election of auditors;

(ii) Routine elections or re-elections of directors;

(iii) Director’s liability and indemnification;

(iv) General updating/corrective amendments to charter;

(v) Name changes;

(vi) Elimination of cumulative voting; and

(vii) Elimination of preemptive rights.

V.	Issues Having the Potential for Major Economic Impact

AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i) Capitalization changes which eliminate other classes of stock and voting rights;

(ii) Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;

(iii) Stock purchase plans with an exercise price of not less than 85% of fair market value;

VI.

(iv) Stock option plans that are incentive based and not excessive;

VII.

(v) Other stock-based plans which are appropriately structured;

VIII.

(vi) Reductions in supermajority vote requirements; and

IX.

(vii) Adoption of anti-greenmail provisions.

AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i) Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;

(ii) Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;

(iii) Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;

(iv) Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;

X.

(v) Classified boards of directors;

XI.

(vi) Reincorporation into a state which has more stringent anti-takeover and related provisions;

XII.

(vii) Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;

XIII.

(viii) Excessive compensation or non-salary compensation related proposals;

XIV.

(ix) Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and

XV.

(x) “Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

XVI.	Social and Corporate Responsibility Issues

XVII. AAM, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

XVIII.	Conflict of Interests

Situations may arise where there are material conflicts between AAM’s interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

XIX.	Proxy Voting Record Retention

XX. AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

XXI.	Proxy Administration

XXII. AAM’s internal Proxy Committee (the “Committee”) develops the firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Committee, comprised of the Chief Investment Officer, Chief Operating Officer, and General Counsel, analyzes types of proposals based on whether they would adversely affect shareholder’s interests and make a company less attractive to own. In evaluating proxy proposals each year, the Committee relies upon our own knowledge of each company and its management, independent research provided by third parties, and information presented by company managements and shareholder groups.

XXIII. Once the Committee establishes its recommendations, they are distributed to AAM’s Portfolio Management Group as voting guidelines. Ultimately, the investment professional primarily accountable for a portfolio is responsible for votes on companies in that portfolio. Most vote consistent with AAM’s guidelines. Occasionally, some will take an independent view on certain issues and vote differently. When an investment professional casts votes which are counter to the Committee’s guidelines, they are required to document their reasons in writing for the Committee. Annually, the Board of Managers of the AAM Funds will review AAM’s proxy voting process, policies, and voting records.

FINANCIAL STATEMENTS

The Funds’ most recent audited financial statements are set forth in their Annual Report for the fiscal year ended January 31, 2008. A copy of the Annual Report accompanies, and is incorporated by reference in, this Statement of Additional Information.

As of June 30, 2008, the net asset value of outstanding Interests of Market Neutral was less than 10% of the net asset value of outstanding Interests of Multi-Strategy. Accordingly, pro forma financial statements showing the effect of the merger are not required.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

PART C

OTHER INFORMATION

Item 15.	Indemnification

Reference is made in the provisions of Section 3.7 of Registrant’s limited liability company agreement to be filed as Appendix A to the prospectus filed as Exhibit (a)(3) to Pre-Effective No. 2 to the Registrant’s Registration Statement, filed on August 7, 2002, which is hereby incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	Certificate of Formation, is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 filed on March 27, 2002; Certificate of Amendment to Certificate of Formation, is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 filed August 23, 2002 (“Pre-Effective No. 2”); Form of Limited Liability Company Agreement of Registrant, is incorporated herein by reference to Exhibit (a)(3) to Pre-Effective No. 2.

(2)	Not Applicable.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Merger (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Form of Investment Advisory Agreement, is incorporated herein by reference to Exhibit (g) to Pre-Effective No. 2.

(7)	Not Applicable.

(8)	Not Applicable.

(9)	Custodian Services Agreement, is incorporated herein by reference to Exhibit (j) to Pre-Effective No. 2.

(10)	Not Applicable.

(11)	Opinion and consent of Clifford Chance US LLP, to be filed by amendment.

(12)	Not applicable.

(13)	Administration Agreement, is incorporated herein by reference to Exhibit (k) to Pre-Effective No. 2.

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney, are incorporated herein by reference to Exhibit (s) to the Registrant’s Registration Statement on Form N-2 filed October 28, 2004.

(17)	Form of Proxy, filed herewith.

ITEM 17.	UNDERTAKINGS

1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of July, 2008.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

By:	/s/ Michael Klein
Michael Klein, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Michael Klein Michael Klein		President and Manager (Principal Executive Officer)	July 23, 2008

/s/ Scott Sawyer Scott Sawyer		Principal Accounting Officer	July 23, 2008

* Ellen Harvey		Manager	July 23, 2008

* Pierre Saint Phalle		Manager	July 23, 2008

* Warren J. Olsen		Manager	July 23, 2008

* By:	/s/ Harold Schaaff		July 23, 2008
Harold Schaaff, attorney-in-fact

EXHIBIT INDEX

(14)	Consent of Independent Registered Public Accounting Firm

(17)	Form of Proxy

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